                                                                    EXHIBIT 10.1

================================================================================

                              BOWATER INCORPORATED
                                       and
                     BOWATER CANADIAN FOREST PRODUCTS INC.,
                                  as Borrowers

                          -----------------------------

                                CREDIT AGREEMENT

                           Dated as of April 22, 2004

                          -----------------------------

                                U.S. $435,000,000

                         ------------------------------

                              JPMORGAN CHASE BANK,
                          as U.S. Administrative Agent

                            THE BANK OF NOVA SCOTIA,
                        as Canadian Administrative Agent

                          -----------------------------

                            THE BANK OF NOVA SCOTIA,
                              as Syndication Agent

                             J.P. MORGAN SECURITIES INC.
                                     and
                            THE BANK OF NOVA SCOTIA,
                  as Joint Bookrunners and Joint Lead Arrangers

                                BANK OF MONTREAL,
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                               and SUNTRUST BANK,
                           as Co-Documentation Agents

                                 AND THE LENDERS
                         FROM TIME TO TIME PARTY HERETO

================================================================================

                                TABLE OF CONTENTS

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                                                                                                     Page
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                                                       ARTICLE I

                                                      DEFINITIONS

SECTION 1.01.  Defined Terms.....................................................................      1
SECTION 1.02.  Classification of Loans and Borrowings............................................     27
SECTION 1.03.  Terms Generally...................................................................     27
SECTION 1.04.  Accounting Terms; Determinations..................................................     27
SECTION 1.05.  Currencies; Currency Equivalents..................................................     28

                                                       ARTICLE II

                                                      THE CREDITS

SECTION 2.01.  The Commitments...................................................................     29
SECTION 2.02.  Loans and Borrowings..............................................................     30
SECTION 2.03.  Requests for Syndicated Borrowings................................................     31
SECTION 2.04.  Competitive Bid Procedure.........................................................     32
SECTION 2.05.  Letters of Credit.................................................................     35
SECTION 2.06.  Funding of Borrowings.............................................................     41
SECTION 2.07.  Interest Elections................................................................     41
SECTION 2.08.  Termination and Reduction of the Commitments......................................     43
SECTION 2.09.  Repayment of Loans; Evidence of Debt..............................................     44
SECTION 2.10.  Prepayment of Loans...............................................................     45
SECTION 2.11.  Fees .............................................................................     46
SECTION 2.12.  Interest..........................................................................     48
SECTION 2.13.  Alternate Rate of Interest........................................................     49
SECTION 2.14.  Increased Costs...................................................................     51
SECTION 2.15.  Break Funding Payments............................................................     52
SECTION 2.16.  Taxes ............................................................................     53
SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs.......................     55
SECTION 2.18.  Mitigation Obligations; Replacement of Lenders....................................     57
SECTION 2.19.  Increase in Commitments...........................................................     58
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                                       -i-

                                                      ARTICLE III

                                                       GUARANTEE

SECTION 3.01.  The Guarantee.....................................................................     60
SECTION 3.02.  Obligations Unconditional.........................................................     60
SECTION 3.03.  Reinstatement.....................................................................     61
SECTION 3.04.  Subrogation.......................................................................     61
SECTION 3.05.  Remedies..........................................................................     62
SECTION 3.06.  Instrument for the Payment of Money...............................................     62
SECTION 3.07.  Continuing Guarantee..............................................................     62

                                                       ARTICLE IV

                                             REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence...............................................................     62
SECTION 4.02.  Financial Condition...............................................................     62
SECTION 4.03.  Litigation........................................................................     63
SECTION 4.04.  No Breach.........................................................................     63
SECTION 4.05.  Action ...........................................................................     63
SECTION 4.06.  Approvals.........................................................................     63
SECTION 4.07.  Use of Credit.....................................................................     64
SECTION 4.08.  ERISA; Canadian Plans.............................................................     64
SECTION 4.09.  Taxes ............................................................................     64
SECTION 4.10.  Investment Company Act............................................................     64
SECTION 4.11.  Public Utility Holding Company Act................................................     64
SECTION 4.12.  Material Agreements and Liens.....................................................     64
SECTION 4.13.  Environmental Matters.............................................................     65
SECTION 4.14.  Subsidiaries, Etc.................................................................     65
SECTION 4.15.  True and Complete Disclosure......................................................     66

                                                       ARTICLE V

                                                      CONDITIONS

SECTION 5.01.  Effective Date....................................................................     66
SECTION 5.02.  Initial Extension of Credit to Subsidiary Borrowers...............................     68
SECTION 5.03.  Each Credit Event.................................................................     69

                                                       ARTICLE VI

                                                  AFFIRMATIVE COVENANTS

SECTION 6.01.  Financial Statements and Other Information........................................     69
SECTION 6.02.  Litigation........................................................................     72
SECTION 6.03.  Existence, Etc....................................................................     72
SECTION 6.04.  Insurance.........................................................................     73

SECTION 6.05.  Use of Proceeds and Letters of Credit.............................................     73
SECTION 6.06.  Additional Guarantors.............................................................     73

                                                      ARTICLE VII

                                                  NEGATIVE COVENANTS

SECTION 7.01.  Prohibition of Fundamental Changes................................................     73
SECTION 7.02.  Limitation on Liens...............................................................     75
SECTION 7.03.  Indebtedness......................................................................     76
SECTION 7.04.  Consolidated Net Worth............................................................     78
SECTION 7.05.  Financial Covenants...............................................................     79
SECTION 7.06.  Transactions with Affiliates......................................................     79
SECTION 7.07.  Restrictive Agreements............................................................     80
SECTION 7.08.  Limitation on Lines of Business...................................................     80
SECTION 7.09.  Restricted Payments...............................................................     80

                                                      ARTICLE VIII

                                                   EVENTS OF DEFAULT.............................     81


                                                       ARTICLE IX

                                                 THE ADMINISTRATIVE AGENTS.......................     84


                                                       ARTICLE X

                                                     MISCELLANEOUS

SECTION 10.01.  Notices..........................................................................     86
SECTION 10.02.  Waivers; Amendments..............................................................     87
SECTION 10.03.  Expenses; Indemnity; Damage Waiver...............................................     89
SECTION 10.04.  Successors and Assigns...........................................................     90
SECTION 10.05.  Survival.........................................................................     94
SECTION 10.06.  Counterparts; Integration; Effectiveness.........................................     94
SECTION 10.07.  Severability.....................................................................     94
SECTION 10.08.  Right of Setoff..................................................................     94
SECTION 10.09.  Governing Law; Jurisdiction; Etc.................................................     95
SECTION 10.10.  WAIVER OF JURY TRIAL.............................................................     95
SECTION 10.11.  Headings.........................................................................     96
SECTION 10.12.  Treatment of Certain Information.................................................     96
SECTION 10.13.  Judgment Currency................................................................     97

SECTION 10.14.  USA PATRIOT Act..................................................................     98



                                    SCHEDULES

Schedule I        - Commitments
Schedule II       - Material Agreements and Liens
Schedule III      - Restrictive Agreements
Schedule IV       - Litigation
Schedule V        - Subsidiaries
Schedule VI       - Permitted Dispositions
Schedule VII      - Certain Provisions Relating to Bankers' Acceptances
Schedule VIII     - Material Domestic Subsidiaries

                                    EXHIBITS

Exhibit A         - Form of Assignment and Acceptance
Exhibit B-1       - Form of Opinion of Counsel to the Company
Exhibit B-2       - Form of Opinion of Counsel to BCFPI
Exhibit C-1       - Form of Opinion of Special New York Counsel to JPMCB
Exhibit C-2       - Form of Opinion of Special Canadian Counsel to Administrative Agents
Exhibit D         - Form of Competitive Bid Request
Exhibit E         - Form of Competitive Bid
Exhibit F         - Form of Confidentiality Agreement
Exhibit G         - Form of Subsidiary Borrower Designation Letter
Exhibit H         - Form of Guarantee Assumption Agreement
Exhibit I         - Form of Subsidiary Subordination Agreement

            CREDIT AGREEMENT dated as of April 22, 2004, between BOWATER INCORPORATED, a Delaware corporation (the "Company"), Bowater Canadian Forest Products Inc., a Canadian corporation ("BCFPI" and, together with the Company, the "Initial Borrowers"), each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" hereunder pursuant to Section 5.02(a) (each, a "Subsidiary Borrower" and together with the Initial Borrowers, the "Borrowers"), each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto or that, pursuant to Section 6.06, shall become a "Subsidiary Guarantor" hereunder, in each case for so long as they shall continue as a "Subsidiary Guarantor" hereunder (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Guarantors" and, together with BCFPI, the "Obligors"), each of the lenders that is identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 2.19 or
Section 10.04, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"), JPMorgan Chase Bank, as the administrative agent for lenders extending loans pursuant to Section 2.01(a), and The Bank of Nova Scotia, as the administrative agent for lenders extending loans pursuant to
Section 2.01(b).

            The Borrowers have requested that the Lenders (as hereinafter defined) make loans and extend credit to them in an aggregate principal or face amount not exceeding U.S. $435,000,000 (which may, pursuant to Section 2.19, be increased to U.S. $500,000,000) at any one time outstanding. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Acceptance Fee" means, in respect of a Bankers' Acceptance, a fee payable on the issuance of a Bankers' Acceptance in an amount equal to the product of (a) the face amount of such Bankers' Acceptance multiplied by (b) a rate per annum equal to the Applicable Rate on the date of acceptance of such Bankers' Acceptance multiplied by (c) a fraction, (i) the numerator of which is the actual number of days in the proposed term of such Bankers' Acceptance, and
(ii) the denominator of which is 365.

            "Adjusted LIBO Rate" means, for the Interest Period for any Syndicated Eurodollar Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next

                                Credit Agreement

1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by
(b) the Statutory Reserve Rate for such Interest Period.

            "Administrative Agents" means, collectively, the U.S. Administrative Agent and the Canadian Administrative Agent and "Administrative Agent" means either the U.S. Administrative Agent or Canadian Administrative Agent, as applicable.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agents.

            "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Company and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries and (b) none of the Subsidiaries of the Company (other than the QSPE's) shall be Affiliates.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

            "Applicable BA Discount Rate" means, in respect of a Bankers' Acceptance accepted by (i) a Schedule I Canadian bank under the Bank Act (Canada), the CDOR Rate and (ii) a Schedule II Canadian bank or a Schedule III authorized foreign bank under the Bank Act (Canada) the lesser of (a) the average discount rate (rounded upwards to the nearest 1/100 of 1% based on a year of 365 days) quoted by The Bank of Nova Scotia and Bank of Montreal for bankers' acceptances of a comparable term on the applicable date of determination and (b) the CDOR Rate plus 0.10% per annum.

            "Applicable Percentage" means:

            (a) with respect to any U.S. Revolving Credit Lender for purposes of
      Section 2.05 or in respect of any indemnity claim under Section 10.03(c) arising out of an

                                Credit Agreement
      action or omission of a U.S. Issuing Lender under this Agreement, the percentage of the total U.S. Revolving Commitments represented by such U.S. Revolving Credit Lender's U.S. Revolving Commitment,

            (b) with respect to any Canadian Revolving Credit Lender for purposes of Section 2.05 or in respect of any indemnity claim under
      Section 10.03(c) arising out of an action or omission of a Canadian Issuing Lender under this Agreement, the percentage of the total Canadian Revolving Commitments represented by such Canadian Revolving Credit Lender's Canadian Revolving Commitment,

            (c) with respect to any U.S. Revolving Credit Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the U.S. Administrative Agent under this Agreement taken with respect to the U.S. Revolving Commitments, U.S. Revolving Credit Loans or U.S. Letters of Credit, the percentage of the total U.S. Revolving Commitments represented by such Lender's U.S. Revolving Commitments,

            (d) with respect to any Canadian Revolving Credit Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Canadian Administrative Agent under this Agreement taken with respect to the Canadian Revolving Commitments, Canadian Revolving Credit Loans or Canadian Letters of Credit, the percentage of the total Canadian Revolving Commitments represented by such Lender's Canadian Revolving Commitments, and

            (e) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) arising out of any other action or omission of either Administrative Agent under this Agreement, the percentage of the total Commitments represented by such Lender's Commitments.

            If the Commitments of a Class have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments of such Class most recently in effect, giving effect to any assignments.

            "Applicable Rate" means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, U.S. Base Rate Loan or Syndicated Eurodollar Loan, or with respect to the facility fees or acceptance fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the column for the Class and Type of such Loan or under the column entitled "Facility Fee Rate" or "Acceptance Fee", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

                                Credit Agreement

                                                       ABR LOANS,
                                                  CANADIAN PRIME RATE         SYNDICATED
                                                  LOANS AND U.S. BASE    EURODOLLAR LOANS AND
   INDEX DEBT RATING        FACILITY FEE RATE          RATE LOANS           ACCEPTANCE FEE
   -----------------        -----------------     -------------------    --------------------
     Category 1
Baa3/BBB- or higher            0.375%                  0.875%                 1.875%

     Category 2
      BB+/Ba1                  0.500%                  1.000%                 2.000%

     Category 3
       BB/Ba2                  0.500%                  1.250%                 2.250%

     Category 4
      BB-/Ba3                  0.500%                  1.500%                 2.500%

     Category 5
   B+/B1 or less               0.500%                  1.750%                 2.750%

            For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the lower rating when any rating is BB+/Ba1 or below and the higher rating in all other cases; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date two Business Days after the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

            "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the applicable Administrative Agent, in the form of Exhibit A or any other form approved by the applicable Administrative Agent.

            "BA Discount Proceeds" means, in respect of any Bankers' Acceptance to be purchased by a Canadian Revolving Credit Lender on any date under Section 2.01(b) and

                                Credit Agreement

Schedule VII hereto, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

            (a)   the face amount of such Bankers' Acceptance; by

            (b)   the sum of one plus the product of:

                  (i) the Applicable BA Discount Rate (expressed as a decimal); and

                        (ii) a fraction, the numerator of which is the number of days in the term of such Bankers' Acceptance and the denominator of which is 365;

                  with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

The "BA Discount Proceeds" of a BA Equivalent Loan shall be the amount described in paragraph (m) of Schedule VII hereto.

            "BA Equivalent Loan" has the meaning assigned to such term in paragraph (m) of Schedule VII hereto.

            "Bankers' Acceptance" means a non-interest bearing bill of exchange (within the meaning of the Bills of Exchange Act (Canada)) or a depository bill (within the meaning of the Depository Bills and Notes Act (Canada)), as applicable, drawn by BCFPI and accepted by a Canadian Revolving Credit Lender at BCFPI's request as a Canadian Revolving Credit Loan hereunder having a term of 30, 60, 90 or 180 days, in such form as the Canadian Administrative Agent may from time to time determine.

            "Bankers' Acceptance Loan", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Loans made by a Canadian Revolving Credit Lender by way of the acceptance and discounting of Bankers' Acceptances as contemplated in Section 2.01(b) and Schedule VII hereto (and shall include BA Equivalent Loans described in paragraph (m) of Schedule VII hereto).

            "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended from time to time, presently codified as Title 11 of the United States Code.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrowing" means (a) all ABR Loans, U.S. Base Rate Loans, Canadian Prime Rate Loans, or Bankers' Acceptance Loans of the same Class and Type made, converted or continued on the same date to the same Borrower or (b) all Syndicated Eurodollar Loans or Competitive Loans of the same Class and Type that have the same Interest Period (or any single

                                Credit Agreement

Competitive Loan that does not have the same Interest Period as any other Competitive Loan of the same Type) and that are made on the same date to the same Borrower. For purposes hereof, the date of a Syndicated Borrowing comprising one or more Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loan or Loans.

            "Borrowing Request" means a request by a Borrower for a Syndicated Borrowing in accordance with Section 2.03.

            "Bowater Group" means, collectively, the Company and each of its Subsidiaries other than any Receivables Entity and any Subsidiary of any Receivables Entity.

            "Business Day" means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed and (b) if such day relates to a Competitive Bid Request or Competitive Bid for a Competitive Eurodollar Loan, or to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurodollar Borrowing, or to a notice by a Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in U.S. Dollar deposits are carried out in the London interbank market (and, if the respective Eurodollar Loan is made, or is outstanding, under the Canadian Revolving Credit Commitments, that is also a day on which commercial banks are authorized or required by law to remain open in Montreal, Quebec, and Toronto, Ontario). Notwithstanding the foregoing, for purposes of Canadian Prime Rate Loans, U.S. Base Rate Loans, Bankers' Acceptances and Canadian Letters of Credit, "Business Day" means any day on which commercial banks are authorized or required by law to remain open in Montreal, Quebec, Toronto, Ontario and New York City.

            "Canadian" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, utilize the Canadian Revolving Commitments.

            "Canadian Administrative Agent" means The Bank of Nova Scotia, in its capacity as the administrative agent for the Lenders making Canadian Revolving Credit Loans pursuant to Section 2.01(b).

            "Canadian Dollars" or "Cdn $" refers to the lawful money of Canada.

            "Canadian Issuing Lender" means each of The Bank of Nova Scotia and any other Canadian Revolving Credit Lender designated by the Company (with such Lender's consent) as a Canadian Issuing Lender hereunder by notice to the Canadian Administrative Agent, in its capacity as an issuer of Canadian Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(j). Any Canadian Issuing Lender may, in its discretion, arrange for one or more Canadian Letters of Credit to be issued by Affiliates of such Canadian Issuing Lender (provided that such Affiliate is located in a jurisdiction that allows payments in respect of Canadian Letters of Credit, including, fees and commissions relating thereto, to be made without

                                Credit Agreement
withholding of any Canadian Taxes), in which case the term "Canadian Issuing Lender" shall include any such Affiliate with respect to Canadian Letters of Credit issued by such Affiliate.

            "Canadian LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Canadian Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements under Canadian Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Canadian LC Exposure of any Canadian Revolving Credit Lender at any time shall be its Applicable Percentage of the total Canadian LC Exposure at such time.

            "Canadian Letters of Credit" means Letters of Credit issued pursuant to Section 2.05 that utilize the Canadian Revolving Commitments.

            "Canadian Plan" means any plan, program, practice, arrangement or policy, whether registered or unregistered, written or unwritten, funded or unfunded, insured or uninsured, that is maintained, administered or contributed to by the Company or any of its Subsidiaries (or under which the Company or any Subsidiary has or may have any obligation) in respect of employees or former employees in Canada (or their spouses, beneficiaries or dependents), and relating to: pensions, supplemental pensions, retirement or retirement savings, profit sharing or deferred profit sharing, deferred or incentive compensation, bonuses, death benefits, life or disability insurance, medical or dental insurance or benefits or other similar employee benefits.

            "Canadian Prime Rate" means the greater of (i) the per annum rate of interest established from time to time by the Canadian Administrative Agent in Toronto, Ontario as the prime rate it will use to determine rates of interest on Canadian Dollar-denominated commercial loans to its customers in Canada and (ii) the 30-day CDOR Rate plus 1/2 of 1%. Any change in the Canadian Prime Rate due to a change in such prime rate established by the Canadian Administrative Agent or the 30-day CDOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the 30-day CDOR Rate, as the case may be. When used in reference to any Loan or Borrowing, "Canadian Prime Rate" refers to whether such Loan, or the Loans constituting such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.

            "Canadian Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Canadian Revolving Credit Loans (including by way of Bankers' Acceptance Loans) and to acquire participations in Canadian Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Canadian Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08, (b) increased pursuant to Section 2.19 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Canadian Revolving Commitment is set forth on Schedule I hereto, in the agreement pursuant to which such Lender shall have assumed an increased Canadian Revolving Commitment hereunder pursuant to Section 2.19, or in the Assignment and Acceptance pursuant to which such Lender shall have

                                Credit Agreement
assumed its Canadian Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Revolving Commitments is U.S. $35,000,000 or its equivalent in Canadian Dollars.

            "Canadian Revolving Credit Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Termination Date and the date of termination of the Canadian Revolving Commitments.

            "Canadian Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Canadian Revolving Credit Loans (including Bankers' Acceptance Loans) and its Canadian LC Exposure at such time.

            "Canadian Revolving Credit Lender" means a Lender with a Canadian Revolving Commitment or, if the Canadian Revolving Commitments have terminated or expired, a Lender with Canadian Revolving Credit Exposure.

            "Canadian Revolving Credit Loan" means a loan by a Canadian Revolving Credit Lender to a Borrower as part of a Canadian Revolving Credit Borrowing and refers to a U.S. Base Rate Loan or Syndicated Eurodollar Loan denominated in U.S. Dollars, or a Canadian Prime Rate Loan or Bankers' Acceptance Loan denominated in Canadian Dollars, each of which shall be a "Type" of Canadian Revolving Credit Loan.

            "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

            "CDOR Rate" means the rate determined by the Canadian Administrative Agent as the average per annum percentage discount rate (calculated on the basis of a year of 365 days and rounded upwards to the nearest 1/100 of 1%) applicable to Canadian Dollar bankers' acceptances having a comparable term appearing on the Reuters Screen CDOR Page (or such other page as is a replacement page for such bankers' acceptances) at 10:00 a.m. (Toronto time). If such rates do not appear on the Reuters Screen CDOR Page at such time, the CDOR Rate shall be determined by the Canadian Administrative Agent at or about 10:00 a.m. (Toronto time) on the date of acceptance of a Bankers' Acceptance as the arithmetic average of the discount rates (rounded upwards to the nearest 1/100 of 1% based on a year of 365 days) quoted by The Bank of Nova Scotia and Bank of Montreal as the discount rates at which they would, in accordance with their normal practice, purchase on such date their own bankers' acceptances with a term comparable to the term of such Bankers' Acceptance.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or

                                Credit Agreement
application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or such Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Canadian Loans or U.S. Loans; when used in reference to any Lender, refers to whether such Lender is a Canadian Revolving Credit Lender or a U.S. Revolving Credit Lender; and, when used in reference to any Commitment, refers to whether such Commitment is a Canadian Revolving Commitment or U.S. Revolving Commitment. The "Class" of a Letter of Credit refers to whether such Letter of Credit is a Canadian Letter of Credit or a U.S. Letter of Credit.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Commitment" means any Revolving Commitment.

            "Competitive", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.04.

            "Competitive Bid" means an offer by a Lender to make a Competitive Loan substantially in the form of Exhibit E or any other form approved by the U.S. Administrative Agent.

            "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

            "Competitive Bid Request" means a request by a Borrower for Competitive Bids substantially in the form of Exhibit D or any other form approved by the U.S. Administrative Agent.

            "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for such period, in each case adjusted to exclude gains from cash flow hedges in place as of December 31, 2003.

            "Consolidated Net Worth" means, as at any date, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

            (a) the amount of common stock, plus

            (b) the amount of any Preferred Stock, plus

                                Credit Agreement

            (c) the amount of additional paid-in capital and retained earnings (or, in the case of an additional paid-in capital or retained earnings deficit, minus the amount of such deficit), plus

            (d) equity adjustments from (i) foreign currency translations, (ii) unrealized gain/(loss) on hedged transactions and (iii) any other items of accumulated other comprehensive income (or loss), other than minimum pension liability adjustments (in each case of the foregoing clauses (i) through (iii), in the case of negative adjustments, minus the amount of such adjustments), it being understood that these adjustments will be reflected in accordance with FASB Statement No. 130 as accumulated other comprehensive income (or loss), minus

            (e) the unpaid principal amount of the loan (if any) to the Company's Employee Stock Ownership Plan (ESOP), minus

            (f) the cost of treasury stock.

            "Consolidated Subsidiary" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP, excluding in any event any Receivables Entity and any QSPE.

            "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Domestic Subsidiary" means, for any Person, all Subsidiaries of such Person other than Foreign Subsidiaries.

            "EBITDA" means, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income for such period (calculated after eliminating extraordinary gains and losses, unusual or non-recurring items and any non-cash gains or losses) plus (b) income taxes, to the extent deducted in determining net income for such period (or minus income tax benefit, to the extent added in determining net income for such period) plus
(c) depreciation, amortization and depletion and other non-cash charges (to the extent deducted in determining net income) for such period, plus (d) the aggregate amount of Interest Expense for such period minus (e) the aggregate amount of interest income for such period.

            "Effective Date" means the date on which the conditions specified in
Section 5.01 are satisfied (or waived in accordance with Section 10.02).

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating to the environment, preservation or

                                Credit Agreement
reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "Equity Rights" means, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

            "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by

                                Credit Agreement
reference to (a) in the case of a Syndicated Loan or a Syndicated Borrowing, the Adjusted LIBO Rate, or (b) in the case of a Competitive Loan or a Competitive Borrowing, the LIBO Rate.

            "Event of Default" has the meaning assigned to such term in Article VIII.

            "Excluded Taxes" means, with respect to an Administrative Agent, any Lender, any Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes or any similar tax imposed by any jurisdiction in which the relevant Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.18(b)), any United States or Canadian withholding tax to which amounts payable by an Initial Borrower to such Foreign Lender are subject at the time such Foreign Lender becomes a party to this Agreement or that is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 2.16(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.16(a).

            "Existing Credit Agreements" means (a) the Credit Agreement dated as of May 22, 2002 between the Company, the lenders named therein and JPMCB, as administrative agent and (b) the Credit Agreement dated as of October 26, 2001 between BCFPI, the Company, the banks party thereto and The Bank of Nova Scotia, as administrative agent.

            "Existing Securitization" means that certain securitization entered into by Bowater Funding Inc. pursuant to that certain Loan Agreement dated as of December 19, 2002, by and among Bowater Funding Inc., as Borrower, the Company, as Servicer, Three Pillars Funding Corporation and Blue Ridge Asset Funding Corporation, as Lenders, SunTrust Bank and Wachovia Bank, National Association, as Lenders and Co-Agents, and SunTrust Capital Markets, Inc., as Administrative Agent.

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the per annum rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the U.S. Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Financial Officer" means, for any Person at any time, each of the chief financial officer, principal accounting officer, treasurer or controller of such Person at such time.

                                Credit Agreement

            "Fixed Rate" means, with respect to any Competitive Loan (other than a Competitive Eurodollar Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid. When used in reference to any Loan or Borrowing, "Fixed Rate" refers to whether such Loan, or the Loans constituting such Borrowing, are Competitive Loans bearing interest at a Fixed Rate.

            "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which any Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "Foreign Subsidiary" means any Subsidiary organized under the laws of any country other than the United States of America, or a State thereof.

            "Foreign Subsidiary Borrower" has the meaning assigned to such term in Section 2.16(f).

            "Foreign Taxes" means, with respect to any Foreign Subsidiary Borrower, all present and future income, stamp, registration and other taxes and levies, imposts, deductions, charges, compulsory loans and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any foreign jurisdiction, or any political subdivision or taxing authority thereof or therein, or by any federal or other association of or with which any foreign jurisdiction may be a member or associated, on or in respect of this Agreement, the Loans made to such Foreign Subsidiary Borrower, the Letters of Credit issued at the request of such Foreign Subsidiary Borrower, the recording, registration, notarization or other formalization of any thereof, the enforcement thereof or the introduction thereof in any judicial proceedings, or on or in respect of any payments of principal, interest, premiums, charges, fees or other amounts made on, under or in respect of any thereof, excluding, however (in the case of any particular foreign jurisdiction) income taxes imposed upon the overall net income of any Lender organized under the laws of such foreign jurisdiction and having an applicable lending office in such foreign jurisdiction.

            "GAAP" means generally accepted accounting principles of the United States of America applied on a basis consistent with those which, in accordance with the last sentence of Section 1.04(a), are to be used in making the calculations for purposes of determining compliance with this Agreement.

            "Governmental Authority" means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state, local or provincial, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantor" has the meaning assigned to such term in the preamble hereto.

                                Credit Agreement

            "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

            "Guaranteed Obligations" has the meaning assigned to such term in
Section 3.01.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person; and (g) any obligations of such Person in respect of transactions commonly referred to in commercial settings as an "accounts receivable securitization".

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement.

                                Credit Agreement

            "Interest Election Request" means a request by a Borrower to convert or continue a Syndicated Borrowing in accordance with Section 2.07.

            "Interest Expense" means, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

            "Interest Payment Date" means (a) with respect to any ABR Loan, U.S. Base Rate Loan or Canadian Prime Rate Loan, each Quarterly Date, (b) with respect to any Eurodollar Loan, the last day of each Interest Period therefor and, in the case of any Interest Period for a Eurodollar Loan of more than three months' duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period and
(c) with respect to any Fixed Rate Loan, the last day of the Interest Period therefor and, in the case of any Interest Period for a Fixed Rate Loan of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at 90-day intervals after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Loan.

            "Interest Period" means:

            (a) for any Syndicated Eurodollar Loan or Syndicated Eurodollar Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request;

            (b) for any Competitive Eurodollar Loan or Competitive Eurodollar Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Competitive Bid Request; and

            (c) for any Fixed Rate Loan or Fixed Rate Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Loan or Borrowing and ending on the date specified in the applicable Competitive Bid Request;

provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding

                                Credit Agreement
day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and, in the case of a Syndicated Loan, thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Syndicated Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

            "Interest Rate Protection Agreement" means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

            "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

            "IRB Indebtedness" means Indebtedness of the Company or a Subsidiary in respect of obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, commonly referred to as industrial revenue bonds or pollution control bonds, and which is incurred to finance the acquisition or construction of property or equipment for facilities used by the Company or any of its Subsidiaries, and on which the interest is excluded from taxable income of the holder of such obligations from Federal or State income taxes.

            "Issuing Lender" means, as applicable, a U.S. Issuing Lender or a Canadian Issuing Lender, or any combination thereof (as the context requires).

            "JPMCB" means JPMorgan Chase Bank.

            "LC Disbursement" means a payment made by an Issuing Lender pursuant to a Letter of Credit.

            "LC Exposure" means, as applicable, Canadian LC Exposure or U.S. LC Exposure, or any combination thereof (as the context requires).

                                Credit Agreement

            "Lenders" means the Persons listed on Schedule I hereto, and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

            "Letter of Credit" means, as applicable, any Canadian Letter of Credit or U.S. Letter of Credit, or any combination thereof (as the context requires).

            "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

            "LIBO Rate" means, for the Interest Period for any Eurodollar Borrowing, the rate per annum appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the applicable Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of U.S. Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate for such Interest Period shall be the rate at which U.S. Dollar deposits of U.S. $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the applicable Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Lien" means, with respect to any Property, any mortgage, lien, hypothec, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

            "Loan Documents" means, collectively, this Agreement, the Letter of Credit Documents and the Subsidiary Subordination Agreement.

            "Loans" means the Canadian Revolving Credit Loans and the U.S. Revolving Credit Loans made by the Lenders to the Borrowers pursuant to this Agreement.

            "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from

                                Credit Agreement
the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

            "Margin Stock" means "margin stock" within the meaning of Regulations T, U and X of the Board.

            "Material Adverse Effect" means a material adverse effect on (a) the Property, business, operations, financial condition, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations hereunder, (c) the validity or enforceability of this Agreement, (d) the rights and remedies of the Lenders and the Administrative Agents hereunder or (e) the timely payment of the principal of or interest on the Loans, the reimbursement of LC Disbursements, or other amounts payable in connection therewith.

            "Material Domestic Subsidiary" means any Wholly Owned Subsidiary of the Company that is (a) a Domestic Subsidiary that is listed on Schedule VIII hereto and (b) any other Domestic Subsidiary having total assets with an aggregate book value (determined on a consolidated basis, without duplication, in accordance with GAAP) of 5% or more of the Total Assets of the Company and its Consolidated Subsidiaries; provided that QSPEs and Receivables Entities shall not be considered Material Domestic Subsidiaries for the purpose of this Agreement.

            "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Interest Rate Protection Agreements, of the Company and its Subsidiaries (other than a QSPE) in an aggregate principal amount exceeding U.S. $50,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Interest Rate Protection Agreement at any time shall be the maximum aggregate amount (giving effect to any netting requirements) that such Person would be required to pay if such Interest Rate Protection Agreement were terminated at such time.

            "Minority Interests" means, as at any date, the amount of minority interests of the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP).

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

            "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                                Credit Agreement

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Permitted Securitization" means any transaction or series of transactions that may be entered into by any member of the Bowater Group and/or a Receivables Entity of a type that is commonly referred to in commercial settings as an "accounts receivable securitization" and that involves the sale, conveyance or other transfer (whether through a sale of stock, membership interests or assets), the grant of a security interest in, the issuance of securities backed by, or any similar transaction involving accounts receivables (whether now existing or arising in the future) of any member of the Bowater Group and/or a Receivables Entity, and any Related Accounts Receivable Assets; provided that a transaction shall only be considered to be a Permitted Securitization to the extent (and up to the extent) that, after giving effect to the proposed transaction, the aggregate outstanding face amount of the Indebtedness of the Bowater Group or the Receivables Entity (excluding any Indebtedness incurred pursuant to any subordinated note issued by the Receivables Entity to the member of the Bowater Group who originated the accounts receivable as a portion of the purchase price therefor (herein referred to as "Excluded Indebtedness")), together with the Indebtedness (excluding the Excluded Indebtedness) of all other Receivables Entities, shall not exceed U.S. $200,000,000. So long as the same complies with the requirements above, and in the paragraph below, the Existing Securitization shall constitute a Permitted Securitization.

            In each Permitted Securitization, (i) the respective Receivables Entity shall be permitted to sell, convey or otherwise transfer, or grant a security interest in, (x) any right, title and interest of such Receivables Entity against the originator (and any intermediate transferee) of accounts receivable pursuant to which such receivables are sold, conveyed or otherwise transferred to such Receivables Entity and (y) any right, title and interest of the Receivables Entity in respect of any Standard Securitization Undertakings,
(ii) there shall be no recourse under such securitization to any member of the Bowater Group other than pursuant to Standard Securitization Undertakings and
(iii) (except with respect to the Existing Securitization) the Administrative Agents shall receive a certificate of an officer of the Company that the terms of such securitization are in compliance with the terms of this Agreement.

            "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Ponderay" means Ponderay Newsprint Company, a partnership existing under the laws of the State of Washington.

                                Credit Agreement

            "Preferred Stock" means any preferred stock hereafter issued by the Company that does not have any requirement for the Company to purchase, redeem, retire or otherwise acquire the same on or before the Revolving Credit Termination Date.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "QSPE" means each Subsidiary of the Company identified as a qualified special purpose entity on Schedule V hereto, provided that

            (a) either (x) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (i) is Guaranteed by any member of the Bowater Group, (ii) is recourse to or obligates any member of the Bowater Group in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any Property of any member of the Bowater Group, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than, in the case of this clause (iii), pursuant to Standard Securitization Undertakings) or (y) if any portion of the Indebtedness of such Subsidiary is Guaranteed by any member of the Bowater Group, such Indebtedness is listed on Schedule II hereto,

            (b) with which no member of the Bowater Group has any material contract, agreement, arrangement or understanding other than on terms no less favorable to any member of the Bowater Group than those that might be obtained at the time from Persons that are not Affiliates of any member of the Bowater Group, and

            (c) to which no member of the Bowater Group has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

            "Quarterly Dates" means the quarterly anniversaries of the Effective Date; provided that, if any such date is not a Business Day, the respective Quarterly Date shall be the next preceding Business Day.

            "Receivable File" means, with respect to any account receivable, (i) the Contract (as such term is defined in "Related Accounts Receivable Assets" in this Section) giving rise to such receivable and other evidences of such receivable including tapes, discs, punch cards and related property and rights and (ii) each UCC financing statement related thereto, if any.

            "Receivables Entity" means a direct or indirect Subsidiary of the Company (or another Person in which any member of the Bowater Group may make an Investment) to which

                                Credit Agreement
any member of the Bowater Group sells, conveys or otherwise transfers (whether directly or indirectly) accounts receivable and Related Accounts Receivable Assets and/or one or more financial instruments arising from the sale (whether through the sale of stock, membership interests or assets) of accounts receivable and Related Accounts Receivable Assets, which engages in no material activities other than in connection with the financing of such assets and which is designated by the Company (as provided below) as a Receivables Entity,

            (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is Guaranteed by any member of the Bowater Group, (ii) is recourse to or obligates any member of the Bowater Group in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any Property of any member of the Bowater Group, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than such accounts receivable and Related Accounts Receivable Assets sold, conveyed or otherwise transferred into the applicable Permitted Securitization and other than pursuant to Standard Securitization Undertakings,

            (b) with which no member of the Bowater Group has any material contract, agreement, arrangement or understanding other than on terms no less favorable to any member of the Bowater Group than those that might be obtained at the time from Persons that are not Affiliates of any member of the Bowater Group, other than fees payable in the ordinary course of business in connection with servicing receivables, and

            (c) to which no member of the Bowater Group has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Company shall be evidenced to the Administrative Agents by filing with the Administrative Agents an officer's certificate of the Company certifying, to the best of such officer's knowledge and belief after consulting with counsel, that such designation complied with the foregoing conditions. So long as the same complies with the requirements above, Bowater Funding Inc. shall be designated as a Receivables Entity.

            "Register" has the meaning assigned to such term in Section 10.04.

            "Related Accounts Receivable Assets" means, with respect to any account receivable, (a) all right, title and interest, but none of the obligations, of the applicable originator, in the goods (including returned goods), if any, relating to the sale which gave rise to such receivable (the "Originator"), (b) all right, title and interest, but none of the obligations, of such Originator, in, to and under other Liens and property subject to Liens from time to time purporting to secure payment of such receivable, whether pursuant to the Contract related to such receivable or otherwise, (c) all Uniform Commercial Code financing statements or similar instruments covering any collateral securing payment of such receivable, (d) all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such receivable, whether pursuant to the Contract relating to such receivable or

                                Credit Agreement
otherwise relating to such receivable, (e) all proceeds of such receivable and all right, title and interest, if any, of such Originator in any lockbox, any lockbox account or any deposit or concentration account into which collections of such receivable are deposited and (f) all other instruments and all rights under the documents in the Receivables File relating to such receivable and all rights (but not obligations) relating to such receivable.

            For purposes hereof, "Contract" means, with respect to any accounts receivable, either (i) a written agreement between an Originator and a Person obligated with respect to such receivable, or (ii) an invoice issued by the Originator to a Person obligated with respect to such receivable, in either of the foregoing cases, pursuant to which such Person is obligated to pay for goods, merchandise and/or services.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Required Lenders" means, at any time, subject to the penultimate paragraph of Section 10.02(b), Lenders having U.S. Revolving Credit Exposures and Canadian Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VIII, and for all purposes after the Loans become due and payable pursuant to Article VIII or the Revolving Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders. The "Required Lenders" of a particular Class of Loans means Lenders having Revolving Credit Exposures and unused Commitments of such Class representing more than 50% of the total Revolving Credit Exposures and unused Commitments of such Class at such time.

            "Restricted Payment" means (a) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of any class of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock of the Company or (b) any purchase, redemption, retirement or other acquisition for value, or setting apart of money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or the making of any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Indebtedness of the Company or any of its Subsidiaries, except for regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness.

            "Revolving Credit", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.01(a) or (b).

                                Credit Agreement

            "Revolving Credit Availability Period" means the Canadian Revolving Credit Availability Period or the U.S. Revolving Credit Availability Period, as applicable.

            "Revolving Commitment" means a Canadian Revolving Commitment or U.S. Revolving Commitment, or any combination thereof (as the context requires).

            "Revolving Credit Exposure" means Canadian Revolving Credit Exposure or U.S. Revolving Credit Exposure, or any combination thereof (as the context requires).

            "Revolving Credit Lender" means, as applicable, a Canadian Revolving Credit Lender or U.S. Revolving Credit Lender.

            "Revolving Credit Termination Date" means April 20, 2007.

            "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

            "Schedule VII" means "Schedule VII" hereto and made a part hereof, which Schedule VII sets forth certain terms and conditions relating to Bankers' Acceptances and BA Equivalent Loans.

            "Standard Securitization Undertakings" means, collectively, (i) customary arms-length servicing obligations (together with any related performance guarantees), (ii) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentation (in each case unrelated to the collectibility of receivables or creditworthiness of the associated account debtors), (iii) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in accounts receivable securitizations (or, in the case of a QSPE, the transactions described in Schedule V hereto) and (iv) in the case of a QSPE, a guarantee by members of the Bowater Group of any make-whole premium (but not any principal or interest) on Indebtedness of the QSPE.

            "Statutory Reserve Rate" means, for the Interest Period for any Syndicated Eurodollar Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the U.S. Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                                Credit Agreement

            "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" means any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

            "Subsidiary Borrower" has the meaning assigned to such term in the preamble hereto.

            "Subsidiary Subordination Agreement" means a Subsidiary Subordination Agreement in substantially the form of Exhibit I hereto between the Company, any one or more of its Subsidiaries and the U.S. Administrative Agent.

            "Syndicated", when used in reference to any Loan or Borrowing, refers to whether the Class of such Loan or Borrowing is U.S. Revolving Credit or Canadian Revolving Credit, as opposed to Competitive.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Total Assets" means, at any time, the aggregate book value of all of the assets of the Company and its Consolidated Subsidiaries at such time determined on a consolidated basis (without duplication) in accordance with GAAP.

            "Total Capital" means, at any time, Consolidated Net Worth plus Total Debt plus Minority Interests.

            "Total Debt" means, at any time, the sum (without duplication) of
(a) the aggregate outstanding principal amount of all Indebtedness of the Company and its Consolidated Subsidiaries at such time determined on a consolidated basis (without duplication) in accordance with GAAP to the extent required to be reflected on a balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP plus (b) the aggregate outstanding principal amount of all Indebtedness of all Receivables Entities at such time determined in accordance with GAAP; provided that the term "Total Debt" shall (1) include any preferred stock that does not qualify as Preferred Stock, (2) exclude Indebtedness in respect of commercial documentary letters of credit and (3) exclude any increase or decrease in the Indebtedness of the Company and its Consolidated Subsidiaries caused by any revaluation of the "debt balances" acquired in connection with the Company's purchase of Newsprint South Inc. and BCFPI.

                                Credit Agreement

            "Transactions" means the execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents to which such Borrower is intended to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to (a) in the case of U.S. Loans or U.S. Borrowings, the Adjusted LIBO Rate or the Alternate Base Rate or, in the case of a U.S. Competitive Loan or U.S. Competitive Borrowing, the LIBO Rate or a Fixed Rate or (b) in the case of Canadian Loans or Canadian Borrowings, the Adjusted LIBO Rate, the U.S. Base Rate, the Canadian Prime Rate or Bankers' Acceptances.

            "U.S." when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, utilize the U.S. Revolving Commitments.

            "U.S. Administrative Agent" means JPMCB, in its capacity as the administrative agent for the Lenders making U.S. Revolving Credit Loans pursuant to Section 2.01(a).

            "U.S. Base Rate" means the greater of (i) the per annum rate of interest publicly announced by the Canadian Administrative Agent as its base rate for U.S. Dollar commercial loans made in Canada in effect at its principal office in Toronto, Ontario and (ii) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the U.S. Base Rate due to a change in such prime rate established by the Canadian Administrative Agent or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be. When used in reference to any Loan or Borrowing, "U.S. Base Rate" refers to whether such Loan or the Loans constituting such Borrowing, are bearing interest at a rate determined in reference to the U.S. Base Rate.

            "U.S. Competitive Loans" means Competitive Loans made pursuant to
Section 2.04 that utilize the U.S. Revolving Commitments.

            "U.S. Dollars" or "U.S. $" refers to the lawful money of the United States of America.

            "U.S. Dollar Equivalent" means with respect to any Borrowing denominated in Canadian Dollars, the amount of U.S. Dollars that would be required to purchase the amount of Canadian Dollars of such Borrowing, on the date of any determination made under Section 1.05, based upon the Bank of Canada noon mid-point spot rate (or, if such rate is not available, the spot selling rate at which the Canadian Administrative Agent offers to sell Canadian Dollars for U.S. Dollars in the foreign exchange market at approximately 11:00 a.m. Toronto time).

            "U.S. Issuing Lender" means each of JPMCB and any other U.S. Revolving Credit Lender designated by the Company (with such Lender's consent) as a U.S. Issuing Lender hereunder by notice to the U.S. Administrative Agent, in its capacity as an issuer of U.S. Letters

                                Credit Agreement
of Credit hereunder, and its successors in such capacity as provided in Section 2.05(j). Any U.S. Issuing Lender may, in its discretion, arrange for one or more U.S. Letters of Credit to be issued by Affiliates of such U.S. Issuing Lender, in which case the term "U.S. Issuing Lender" shall include any such Affiliate with respect to U.S. Letters of Credit issued by such Affiliate.

            "U.S. LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding U.S. Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements under U.S. Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The U.S. LC Exposure of any U.S. Revolving Credit Lender at any time shall be its Applicable Percentage of the total U.S. LC Exposure at such time.

            "U.S. Letters of Credit" means Letters of Credit issued pursuant to
Section 2.05 that utilize the U.S. Revolving Commitments.

            "U.S. Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Revolving Credit Loans and to acquire participations in U.S. Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's U.S. Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased pursuant to Section 2.19 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's U.S. Revolving Commitment is set forth on Schedule I hereto, in the agreement pursuant to which such Lender shall have assumed an increased U.S. Revolving Commitment hereunder pursuant to Section 2.19, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' U.S. Revolving Commitments is U.S. $400,000,000.

            "U.S. Revolving Credit Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Termination Date and the date of termination of the U.S. Revolving Commitment.

            "U.S. Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's U.S. Revolving Credit Loans and its U.S. LC Exposure at such time.

            "U.S. Revolving Credit Lender" means a Lender with a U.S. Revolving Commitment or, if the U.S. Revolving Commitments have terminated or expired, a Lender with U.S. Revolving Credit Exposure.

            "U.S. Revolving Credit Loan" means a loan by a U.S. Revolving Credit Lender to a Borrower as part of a U.S. Revolving Credit Borrowing and refers to an ABR Loan or a Eurodollar Loan (other than a Competitive Loan), each of which shall be a "Type" of U.S. Revolving Credit Loan.

                                Credit Agreement

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Competitive Loan"), by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Competitive Eurodollar Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Competitive Borrowing"), by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Competitive Eurodollar Borrowing").

            SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.04. Accounting Terms; Determinations.

            (a) Accounting Principles. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles of the United States of America applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 6.01, shall mean the audited financial statements as at December 31, 2003 referred to in Section 4.02). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles of the United States of America applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lenders pursuant to Section 6.01 (or, prior to the delivery of the first financial statements under

                                Credit Agreement

Section 6.01, used in the preparation of the audited financial statements as at December 31, 2003 referred to in Section 4.02) unless

            (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or

            (ii) the Required Lenders shall so object in writing within 30 days after delivery of such financial statements,

in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 6.01, shall mean the audited financial statements as at December 31, 2003 referred to in
Section 4.02).

            (b) Statement of Variations in Accounting Principles. The Company shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 6.01 (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof; provided that no separate or additional description or estimates need be delivered to the Lenders if the matters described in the foregoing clauses
(i) and (ii) are contained in the applicable statements furnished under Section 6.01.

            (c) Changes in Fiscal Year. To enable the ready and consistent determination of compliance with the covenants set forth in Article VII, the Company will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively, without the consent of the Required Lenders, such consent not to be unreasonably withheld.

            SECTION 1.05. Currencies; Currency Equivalents. Except as provided in Section 2.10(b), for purposes of determining (i) whether the amount of any Canadian Revolving Credit Borrowing or Canadian Letter of Credit, together with all other Canadian Revolving Credit Exposure to be outstanding at the same time as such Canadian Revolving Credit Borrowing, would exceed the aggregate amount of the Canadian Revolving Commitments, (ii) the aggregate unutilized amount of the Canadian Revolving Commitments and (iii) the outstanding aggregate amount of Canadian Revolving Credit Exposure, the outstanding principal amount of any Canadian Revolving Credit Borrowing, or any Canadian Letter of Credit, that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of the amount of the Canadian Dollars of such Borrowing or Letter of Credit determined as of the date of such Borrowing (determined in accordance with the last sentence of the definition of the term "Borrowing").

                                Credit Agreement

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                                   ARTICLE II

                                   THE CREDITS

            SECTION 2.01. The Commitments.

            (a) U.S. Revolving Credit Loans. Subject to the terms and conditions set forth herein, each U.S. Revolving Credit Lender agrees to make U.S. Revolving Credit Loans to the Borrowers (other than BCFPI) from time to time during the U.S. Revolving Credit Availability Period in an aggregate principal amount that will not result in (i) such Lender's U.S. Revolving Credit Exposure exceeding such Lender's U.S. Revolving Commitment or (ii) the sum of the total U.S. Revolving Credit Exposures plus the aggregate principal amount of outstanding U.S. Competitive Loans exceeding the total U.S. Revolving Commitments. U.S. Revolving Credit Loans may be made in U.S. Dollars to the Borrowers (other than BCFPI) as ABR Loans, Eurodollar Loans or (subject to
Section 2.04) Competitive Loans, all as more particularly described herein. Within the foregoing limits and subject to the terms and conditions set forth herein, such Borrowers may borrow, prepay and reborrow U.S. Revolving Credit Loans.

            (b) Canadian Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Canadian Revolving Credit Lender agrees to make Canadian Revolving Credit Loans to BCFPI from time to time during the Canadian Revolving Credit Availability Period in an aggregate principal amount that will not result in (i) such Lender's Canadian Revolving Credit Exposure exceeding such Lender's Canadian Revolving Commitment or (ii) the sum of the total Canadian Revolving Credit Exposures exceeding the total Canadian Revolving Commitments. Canadian Revolving Credit Loans may be made in U.S. Dollars as U.S. Base Rate Loans or Eurodollar Loans, in Canadian Dollars as Canadian Prime Rate Loans, or by means of the creation and discount of Bankers' Acceptances on the terms and conditions provided for herein and in Schedule VII hereto (or, alternatively, by means of BA Equivalent Loans as provided in said Schedule
VII), all as more particularly described herein. Within the foregoing limits and subject to the terms and conditions set forth herein, BCFPI may borrow, prepay and reborrow Canadian Revolving Credit Loans.

            The initial lending office of each Canadian Revolving Credit Lender for Canadian Revolving Credit Loans to be made to BCFPI shall be located in Canada (or in such other jurisdiction as shall allow payments of interest on the Canadian Revolving Credit Loans made to BCFPI to be made without withholding of any Canadian Taxes).

            (c) Obligations of BCFPI and Foreign Subsidiary Borrowers. Notwithstanding anything contained in this Agreement, the parties acknowledge and agree that the obligations of BCFPI and each Foreign Subsidiary Borrower hereunder are several, and neither BCFPI nor any Foreign Subsidiary Borrower shall be jointly or jointly and severally liable with the Company or any Domestic Subsidiary Borrower for any liabilities or obligation of the Company or any such Domestic Subsidiary Borrower.

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            (d) Withdrawal of Subsidiary Borrower Designation. The Company may
at any time withdraw the designation of any Subsidiary as a Subsidiary Borrower hereunder by notice to such effect to the U.S. Administrative Agent, provided that no such withdrawal shall become effective until the principal of and interest on all of the Loans made to such Borrower, and all other amounts payable by such Borrower hereunder or under any other Loan Documents, shall have been paid in full, and any Letters of Credit issued for account of such Borrower shall have expired or been terminated. Upon such withdrawal becoming effective such Subsidiary Borrower shall be released and discharged from any obligations arising hereunder (other than any obligations that, pursuant to Section 10.05, are stated to survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or termination of this Agreement).

            SECTION 2.02. Loans and Borrowings.

            (a) Obligations of Lenders. Each Syndicated Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders to a Borrower ratably in accordance with their respective Commitments of the applicable Class. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

            (b) Type of Loans. Subject to Section 2.13, (i) each Syndicated Borrowing shall be constituted entirely of ABR Loans, Eurodollar Loans, Bankers' Acceptance Loans, U.S. Base Rate Loans or Canadian Prime Rate Loans as the relevant Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be constituted entirely of Eurodollar Loans or Fixed Rate Loans as the relevant Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) Minimum Amounts; Limitation on Number of Borrowings. Each Syndicated Eurodollar Borrowing shall be in an aggregate amount of U.S. $3,000,000 or a larger multiple of U.S. $1,000,000. Each ABR Borrowing shall be in an aggregate amount equal to U.S. $3,000,000 or a larger multiple of U.S. $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Each U.S. Base Rate Borrowing shall be in an aggregate amount equal to U.S. $3,000,000 or a larger multiple of U.S. $1,000,000; provided that a U.S. Base Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Canadian Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement with respect to a Canadian Letter of Credit as contemplated by
Section 2.05(f). Each Canadian Prime Rate Borrowing shall be in an aggregate amount equal to

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Cdn $5,000,000 or a larger multiple of Cdn $1,000,000; provided that a Canadian
Prime Rate Borrowing may in the aggregate amount that is equal to the entire unused balance of the total Canadian Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement with respect to a Canadian Letter of Credit as Contemplated by Section 2.05(f). Each Competitive Borrowing shall be in an aggregate amount equal to U.S. $5,000,000 or a larger multiple of U.S. $1,000,000. Borrowings of more than one Class and Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight Syndicated Eurodollar Borrowings outstanding. The provisions of this subsection (c) shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be issued in the denominations provided in Schedule VII hereto.

            (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request (or to elect to convert to or continue as a Syndicated Eurodollar Borrowing) any Revolving Credit Borrowing or Competitive Borrowing if the Interest Period requested therefor would end after the applicable Revolving Credit Termination Date.

            SECTION 2.03. Requests for Syndicated Borrowings.

            (a) Notice by Borrowers. To request a Syndicated Borrowing, the relevant Borrower shall notify the applicable Administrative Agent of such request by telephone (i) in the case of a Syndicated Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, Canadian Prime Rate Borrowing or U.S. Base Rate Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent of a written Borrowing Request in a form approved by the applicable Administrative Agent and signed by the Company. The provisions of this Section 2.03 shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be subject to the notice requirements set forth in paragraph (a) of Schedule VII hereto.

            (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with
Section 2.02:

            (i) whether the requested Borrowing is to be a U.S. Revolving Credit Borrowing or Canadian Revolving Credit Borrowing;

            (ii) the aggregate amount and (in the case of a Canadian Revolving Credit Borrowing) currency of the requested Borrowing;

            (iii) if such Borrowing is a Canadian Revolving Credit Borrowing, whether such Borrowing is to be in U.S. Dollars or Canadian Dollars;

            (iv) the date of such Borrowing, which shall be a Business Day;

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            (v) whether such Borrowing is to be (i) an ABR Borrowing or a
      Eurodollar Borrowing, if such Borrowing is a U.S. Revolving Credit Borrowing or (ii) a U.S. Base Rate Borrowing, a Canadian Prime Rate Borrowing or a Eurodollar Borrowing, if such Borrowing is a Canadian Revolving Credit Borrowing;

            (vi) in the case of a Syndicated Eurodollar Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

            (vii) the identity of the Borrower and the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

            (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the applicable Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

            (d) Failure to Elect. If no election as to the Type of a Syndicated Borrowing is specified, or if no Interest Period is specified with respect to any requested Syndicated Eurodollar Borrowing, then the requested Borrowing shall be an ABR Borrowing (if a U.S. Revolving Credit Borrowing), a Canadian Prime Rate Borrowing (if a Canadian Revolving Credit Borrowing denominated in Canadian Dollars) or a U.S. Base Rate Borrowing (if a Canadian Revolving Credit Borrowing by BCFPI denominated in U.S. Dollars).

            SECTION 2.04. Competitive Bid Procedure.

            (a) Requests for Bids by Borrowers. Subject to the terms and conditions set forth herein, from time to time during the U.S. Revolving Credit Availability Period (other than during any period in which the Applicable Rate with respect to Revolving Credit Loans is based on a "Category 5" Index Debt rating pursuant to the definition of Applicable Rate set forth in Section 1.01) any Borrower (other than BCFPI) may request Competitive Bids from the U.S. Revolving Credit Lenders and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans in U.S. Dollars; provided that the sum of the total U.S. Revolving Credit Exposures plus the aggregate principal amount of outstanding U.S. Competitive Loans at any time shall not exceed the total U.S. Revolving Commitments. To request Competitive Bids, a Borrower shall notify the U.S. Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that a Borrower may submit up to (but not more than) three Competitive Bid Requests in the aggregate on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request (whether by such Borrower or by any other Borrower), unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in

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response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the U.S. Administrative Agent of a written Competitive Bid Request signed by the Company. Each such telephonic and written Competitive Bid Request shall be substantially in the form of Exhibit D and shall specify the following information in compliance with Section 2.02:

            (i) the aggregate amount of the requested Borrowing;

            (ii) the date of such Borrowing, which shall be a Business Day;

            (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

            (iv) the Interest Period for such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

            (v) the identity of the Borrower and the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the U.S. Administrative Agent shall notify the U.S. Revolving Credit Lenders of the details thereof by telecopy, inviting the U.S. Revolving Credit Lenders to submit Competitive Bids.

            (b) Making of Bids by Lenders. Each U.S. Revolving Credit Lender may (but shall not have any obligation to) make one or more Competitive Bids in response to a Competitive Bid Request. Each Competitive Bid by a Revolving Credit Lender must be substantially in the form of Exhibit E and must be received by the U.S. Administrative Agent by telecopy, in the case of a Competitive Eurodollar Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Borrowing. Competitive Bids that do not conform substantially to the form approved by the U.S. Administrative Agent may be rejected by the U.S. Administrative Agent, and the U.S. Administrative Agent shall notify the applicable U.S. Revolving Credit Lender of such rejection as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be U.S. $5,000,000 or a larger multiple of U.S. $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the relevant Borrower) of the Competitive Loan or Loans that the U.S. Revolving Credit Lender is willing to make, (ii) the Competitive Bid Rate or Competitive Bid Rates at which the U.S. Revolving Credit Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period for each such Loan and the last day thereof.

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            (c) Notification of Bids by the U.S. Administrative Agent. The U.S.
Administrative Agent shall promptly notify the relevant Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the U.S. Revolving Credit Lender that shall have made such Competitive Bid.

            (d) Acceptance of Bids by Borrowers. Subject only to the provisions of this paragraph, a Borrower may accept or reject any Competitive Bid received from a U.S. Revolving Credit Lender. The relevant Borrower shall notify the U.S. Administrative Agent by telephone, confirmed by telecopy in a form approved by the U.S. Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Competitive Eurodollar Borrowing, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided, that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) of this proviso, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) of this proviso, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a principal amount of U.S. $5,000,000 or a larger multiple of U.S. $1,000,000; provided further that if a Competitive Loan must be in an amount less than U.S. $5,000,000 because of the provisions of clause (iv) of the first proviso of this paragraph, such Competitive Loan may be in an amount of U.S. $1,000,000 or any multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to such clause (iv) the amounts shall be rounded to multiples of U.S. $1,000,000 in a manner determined by the relevant Borrower. A notice given by a Borrower pursuant to this paragraph shall be irrevocable.

            (e) Notification of Acceptances by applicable Administrative Agent. The U.S. Administrative Agent shall promptly notify each bidding U.S. Revolving Credit Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

            (f) Bids by the Administrative Agent. If the U.S. Administrative Agent shall elect to submit a Competitive Bid in its capacity as a U.S. Revolving Credit Lender, it shall submit such Competitive Bid directly to the relevant Borrower at least one quarter of an hour

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earlier than the time by which the other Lenders are required to submit their
Competitive Bids to the U.S. Administrative Agent pursuant to paragraph (b) of this Section.

            (g) Fee. The applicable Borrower shall pay to the U.S. Administrative Agent a fee of U.S. $2,500 each time a Borrower gives a Competitive Bid Request to the U.S. Administrative Agent.

            (h) Currency. All Competitive Loans shall be made in U.S. Dollars.

            SECTION 2.05. Letters of Credit.

            (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, (i) the Borrowers (other than BCFPI) may request any U.S. Issuing Lender to issue, at any time and from time to time during the U.S. Revolving Credit Availability Period, U.S. Letters of Credit for its own account in such form as is acceptable to such U.S. Issuing Lender in its reasonable determination and (ii) the Borrowers may request any Canadian Issuing Lender to issue, at any time and from time to time during the Canadian Revolving Credit Availability Period, Canadian Letters of Credit for its own account in such form as is acceptable to such Canadian Issuing Lender in its reasonable determination. U.S. Letters of Credit shall be issued in U.S. Dollars and Canadian Letters of Credit shall be issued in U.S. Dollars or in Canadian Dollars (as specified by BCFPI). On each day during the period commencing with the issuance by an Issuing Lender of any Letter of Credit of any Class and until such Letter of Credit shall have been drawn in full or expired or been terminated, and all LC Disbursements arising from any drawing thereunder paid in full, the Commitment of such Class of each Revolving Credit Lender of such Class shall be deemed to be utilized in an amount equal to the LC Exposure attributable to such Letter of Credit.

                  (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Issuing Lender) to an Issuing Lender selected by it and the applicable Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the name of such Borrower, the Class of Letter of Credit to be issued, the currency of the Letter of Credit to be issued if a Canadian Letter of Credit and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the respective Issuing Lender, the relevant Borrower also shall submit a letter of credit application on such Issuing Lender's standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the

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relevant Borrower to, or entered into by such Borrower with, an Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

            (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure of all of the Issuing Lenders (determined for these purposes without giving effect to the participations therein of the Revolving Credit Lenders pursuant to paragraph (e) of this Section) shall not exceed U.S. $135,000,000, (ii) the aggregate LC Exposure of all of the U.S. Issuing Lenders (determined for these purposes without giving effect to the participations therein of the U.S. Revolving Credit Lenders pursuant to paragraph (e) of this Section) shall not exceed U.S. $100,000,000; and (iii) the sum of the total U.S. Revolving Credit Exposures plus the aggregate principal amount of outstanding U.S. Competitive Loans shall not exceed the total U.S. Revolving Commitments.

            (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve or thirteen months (as requested by the Company) after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension of an existing Letter of Credit, either (A) twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date, or (B) thirteen months after the date of the renewal or extension of such Letter of Credit) and (ii) the date that is five Business Days prior to the Revolving Credit Termination Date.

            (e) Participations. By the issuance of a Letter of Credit of any Class (or an amendment to a Letter of Credit of any Class increasing the amount thereof) by an Issuing Lender of such Class, and without any further action on the part of such Issuing Lender or the Lenders of such Class, such Issuing Lender hereby grants to each Lender of such Class, and each Lender of such Class hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender of such Class acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit of such Class is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit of such Class or the occurrence and continuance of a Default or reduction or termination of the Commitments.

            In consideration and in furtherance of the foregoing, each Lender of the applicable Class hereby absolutely and unconditionally agrees to pay to the applicable Administrative Agent, for account of the respective Issuing Lender of such Class, such Lender's Applicable Percentage of each LC Disbursement of such Class made by such Issuing Lender promptly upon the request of such Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the relevant Borrower or at any

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time after any reimbursement payment is required to be refunded to such Borrower for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.06 with respect to Loans of such Class made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and such Administrative Agent shall promptly pay to such Issuing Lender the amounts so received by it from the Lenders of such Class. Promptly following receipt by such Administrative Agent of any payment from a Borrower pursuant to the next following paragraph, such Administrative Agent shall distribute such payment to such Issuing Lender or, to the extent that the Lenders of such Class have made payments pursuant to this paragraph to reimburse such Issuing Lender, then to such Lenders and such Issuing Lender as their interests may appear. Any payment made by a Lender of such Class pursuant to this paragraph to reimburse an Issuing Lender of such Class for any LC Disbursement of such Class shall not constitute a Loan of such Class and shall not relieve the relevant Borrower of its obligation to reimburse such LC Disbursement.

            (f) Reimbursement. If an Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower for whose account such Letter of Credit was issued shall reimburse such Issuing Lender in respect of such LC Disbursement by paying to the applicable Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time, provided that

            (x) if the respective Letter of Credit has been issued under the U.S. Revolving Commitments and such LC Disbursement is not less than U.S. $3,000,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount of the applicable Class and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing,

            (y) if the respective Letter of Credit has been issued under the Canadian Revolving Commitments and is denominated in Canadian Dollars and such LC Disbursement is not less than Cdn $3,000,000, BCFPI may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with a Canadian Prime Rate Borrowing in an equivalent amount and, to the extent so financed, BCFPI's obligation to make such payment shall be discharged and replaced by the resulting Canadian Prime Rate Borrowing, and

            (z) if the respective Letter of Credit has been issued under the Canadian Revolving Commitments and is denominated in U.S. Dollars and such LC Disbursement is not less than U.S. $3,000,000, BCFPI may, subject to the conditions to borrowing set forth herein, request in accordance with
      Section 2.03 that such payment be financed with

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      a U.S. Base Rate Borrowing in an equivalent amount and, to the extent so financed, BCFPI's obligation to make such payment shall be discharged and replaced by the resulting U.S. Base Rate Borrowing.

            If the relevant Borrower fails to make such payment when due, the applicable Administrative Agent shall notify each affected Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender's Applicable Percentage thereof.

            (g) Obligations Absolute. Each Borrower's obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section in respect of Letters of Credit issued for its account shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of
(i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Borrower's obligations hereunder.

            Neither the Administrative Agents, the Lenders nor any Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the respective Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the respective Issuing Lender; provided that the foregoing shall not be construed to excuse an Issuing Lender from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Lender's or its agents' gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

            (i) an Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

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

            (ii) an Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

            (iii) this sentence shall establish the standard of care to be exercised by an Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

            (h) Disbursement Procedures. The Issuing Lender for any Letter of Credit shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Lender shall promptly after such examination notify the relevant Administrative Agent and the relevant Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Lender and the Lenders with respect to any such LC Disbursement.

            (i) Interim Interest. If the Issuing Lender for any Letter of Credit shall make any LC Disbursement, then, unless the relevant Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to (i) ABR Loans for LC Disbursements pursuant to Letters of Credit under the U.S. Revolving Commitments, (ii) Canadian Prime Rate Loans for LC Disbursements pursuant to Letters of Credit denominated in Canadian Dollars issued under the Canadian Revolving Commitments and (iii) U.S. Base Rate Loans for LC Disbursements pursuant to Letters of Credit denominated in U.S. Dollars issued under the Canadian Revolving Commitments; provided that, if such Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.12(f) shall apply. Interest accrued pursuant to this paragraph shall be for account of such Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Lender shall be for account of such Lender to the extent of such payment.

            (j) Replacement of an Issuing Lender. Any Issuing Lender may be replaced at any time by written agreement between the Company, the applicable Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agents shall notify the Lenders of any such replacement of an Issuing Lender. At the time any such replacement shall become effective, the relevant Borrowers shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued by it thereafter and
(ii) references herein to the term "Issuing Lender" shall be deemed to include such successor or any previous Issuing Lender, or such successor and all

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

previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

            (k) Cash Collateralization. If an Event of Default shall occur and be continuing and the Company receives notice from an Administrative Agent or the Required Lenders of any Class (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure of such Class representing more than 50% of the total LC Exposure of such Class) demanding the deposit of cash collateral pursuant to this paragraph, the relevant Borrower(s) shall immediately deposit into an account with each Administrative Agent, in the name of such Administrative Agent and for the benefit of the Revolving Credit Lenders of such Class, an amount in cash and in the appropriate currency equal to the LC Exposure of such Class as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to such Borrower(s) described in clause (g) or (h) of Article VIII. Such deposit shall be held by the applicable Administrative Agent as collateral for the payment and performance of the obligations of the relevant Borrower under this Agreement. The applicable Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the applicable Administrative Agent and at the relevant Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account.

            Moneys in such account shall be applied by the applicable Administrative Agent to reimburse the relevant Issuing Lenders for LC Disbursements of such Borrower for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of such Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders of such Class with LC Exposure representing more than 50% of the total LC Exposure of such Class), be applied to satisfy other obligations of such Borrower under this Agreement. If a Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived.

            (l) Existing Letters of Credit. Any "Letters of Credit" outstanding under the Existing Credit Agreement referred to in clause (a) of the definition of such term in Section 1.01 shall, on the Effective Date, automatically become a U.S. Letter of Credit hereunder and any "Letters of Credit" outstanding under the Existing Credit Agreement referred to in clause (b) of the definition of such term in Section 1.01 shall, on the Effective Date, automatically become a Canadian Letter of Credit hereunder. The Issuer of each such Letter of Credit, by entering into

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

this Agreement, consents to the terms of this paragraph, and to being an Issuing Lender hereunder.

            SECTION 2.06. Funding of Borrowings.

            (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the applicable Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The applicable Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with such Administrative Agent in New York City (in the case of Loans denominated in U.S. Dollars) or in Toronto (in the case of Loans denominated in Canadian Dollars) and designated by such Borrower in the applicable Borrowing Request or Competitive Bid Request; provided that Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the applicable Administrative Agent to the respective Issuing Lender.

            (b) Presumption by the Administrative Agent. Unless the applicable Administrative Agent shall have received notice from a Lender of the applicable Class prior to the proposed date of any Borrowing that such Lender will not make available to such Administrative Agent such Lender's share of such Borrowing, such Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender of the applicable Class has not in fact made its share of the applicable Borrowing available to the applicable Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to such Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to such Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate (if such Loan is denominated in U.S. Dollars) or the CDOR Rate (if such Loan is denominated in Canadian Dollars) or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans (if such Loan is denominated in U.S. Dollars and such Borrower is not BCFPI), Canadian Prime Rate Loans (if such Loan is denominated in Canadian Dollars and such Borrower is BCFPI) or U.S. Base Rate Loans (if such Loan is denominated in U.S. Dollars and such Borrower is BCFPI). If such Lender pays such amount to such Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            SECTION 2.07. Interest Elections.

            (a) Elections by a Borrower for Syndicated Borrowings. The Loans constituting each Syndicated Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Syndicated Eurodollar Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert

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

such Borrowing to a Borrowing of a different Type of the same Class or to continue such Borrowing as a Borrowing of the same Type and Class and, in the case of a Syndicated Eurodollar Borrowing, may elect the Interest Period therefor, all as provided in this Section. Such Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders of such Class holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

            (b) Notice of Elections. To make an election pursuant to this Section, a Borrower shall notify the applicable Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Syndicated Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent of a written Interest Election Request in a form approved by the applicable Administrative Agent and signed by the Company.

            (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing, Eurodollar Borrowing, Canadian Prime Rate Borrowing or U.S. Base Rate Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d).

            (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the applicable Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) Failure to Elect; Events of Default. If a Borrower fails to deliver a timely and complete Interest Election Request with respect to a Syndicated Eurodollar Borrowing prior to

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

the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing (if a U.S. Revolving Credit Borrowing) or a U.S. Base Rate Borrowing (if a Canadian Revolving Credit Borrowing). Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agents, at the request of the Required Lenders, so notifies the relevant Borrower, then, so long as an Event of Default is continuing (i) no outstanding Syndicated Borrowing may be converted to or continued as a Syndicated Eurodollar Borrowing and (ii) unless repaid, each Syndicated Eurodollar Borrowing shall, at the end of the Interest Period therefor, be converted to an ABR Borrowing (if a U.S. Revolving Credit Borrowing) or a U.S. Base Rate Borrowing (if a Canadian Revolving Credit Borrowing).

            (f) Bankers' Acceptances. The provisions of this Section 2.07 shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be subject to the notice requirements set forth in paragraph (a) of Schedule VII hereto.

            SECTION 2.08. Termination and Reduction of the Commitments.

            (a) Scheduled Termination. Unless previously terminated, the Commitments of both Classes shall terminate on the Revolving Credit Termination Date.

            (b) Voluntary Termination or Reduction. The Company may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is U.S. $5,000,000 or a larger multiple of U.S. $5,000,000, (ii) the Company shall not terminate or reduce the Revolving Commitments of either Class if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.10, the sum of the total Revolving Credit Exposures of such Class plus (in the case of the U.S. Revolving Commitments) the aggregate principal amount of outstanding U.S. Competitive Loans would exceed the total Revolving Commitments of such Class and (iii) any prepayment of Bankers' Acceptances shall be subject to paragraph (h) of Schedule VII hereto.

            (c) Notice of Voluntary Termination or Reduction. The Company shall notify the applicable Administrative Agent of any election to terminate or reduce the Commitments of a Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent of such Class shall advise the Lenders of such Class of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments of a Class delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the applicable Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

            (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments of either

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

Class shall be permanent. Each reduction of the Commitments of either Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

            SECTION 2.09. Repayment of Loans; Evidence of Debt.

            (a) Repayment. Each Borrower hereby unconditionally promises to pay the Loans made to such Borrower as follows:

            (i) to the U.S. Administrative Agent for account of the U.S. Revolving Credit Lenders the outstanding principal amount of the U.S. Revolving Credit Loans made to such Borrower, such payment to be made on the Revolving Credit Termination Date,

            (ii) to the Canadian Administrative Agent for account of the Canadian Revolving Credit Lenders the outstanding principal amount of the Canadian Revolving Credit Loans (including Bankers' Acceptance Loans) on the Revolving Credit Termination Date, and

            (iii) to the U.S. Administrative Agent for account of the respective U.S. Revolving Credit Lender the then unpaid principal amount of each Competitive Loan of such U.S. Revolving Credit Lender on the last day of the Interest Period therefor.

            (b) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of either Class hereunder, the relevant Borrower shall select the Borrowing or Borrowings of such Class to be paid and shall notify the relevant Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 12:00 noon, New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings, Canadian Prime Rate Borrowings or U.S. Base Rate Borrowings of such Class before any other Borrowings of such Class. If a Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings, Canadian Prime Rate Borrowings or U.S. Base Rate Borrowings of such Class, second, to Eurodollar Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first), and, third, in the case of Canadian Revolving Credit Loans, to provide cover for Bankers' Acceptance Loans as specified in paragraph
(j) of Schedule VII hereto. For these purposes, Competitive Loans shall be deemed to be in the same Class as Revolving Credit Loans. Each payment of a Syndicated Borrowing shall be applied ratably to the Loans included in such Borrowing.

            (c) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (d) Maintenance of Records by the Administrative Agent. Each Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan of the

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

applicable Class made hereunder, the Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender of such Class hereunder and (iii) the amount of any sum received by such Administrative Agent hereunder for account of such Lenders and each applicable Lender's share thereof.

            (e) Effect of Entries. The entries made in the records maintained pursuant to paragraph (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent any manifest arithmetical error in such records; provided that the failure of any Lender or either Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

            (f) Promissory Notes. Any Lender may request that Loans of either Class made by it be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably approved by the applicable Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            SECTION 2.10. Prepayment of Loans.

            (a) Voluntary Prepayments. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section; provided that no Borrower shall have the right to prepay any Competitive Loan without the prior consent of the Lender thereof and any prepayment of Bankers' Acceptance Loans shall be subject to paragraph (h) of Schedule VII hereto. Each partial prepayment of any Borrowing, shall be in an amount equal to U.S. $1,000,000 or larger multiple of U.S. $500,000. Each prepayment of a Syndicated Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be made in the manner specified in Section 2.09(b).

            (b) Mandatory Prepayments.

            (i) Determination of Amount Outstanding. On each Quarterly Date prior to the Revolving Credit Termination Date and promptly upon the receipt by the Canadian Administrative Agent of a Currency Valuation Notice (as defined below), the Canadian Administrative Agent shall determine the sum of the aggregate Canadian Revolving Credit Exposure. For the purpose of this determination, the outstanding principal amount of any Loan that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of the amount in Canadian Dollars of such Loan, determined as of such Quarterly Date or, in the case of a Currency Valuation Notice received by the Canadian Administrative Agent prior to 11:00 a.m., New York City time, on a Business Day, on

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

      such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Canadian Administrative Agent shall promptly notify the Canadian Revolving Credit Lenders, the U.S. Administrative Agent, BCFPI and the Company thereof.

            (ii) Prepayment. If, on the date of such determination such sum exceeds 105% of the aggregate amount of the Canadian Revolving Commitments as then in effect, BCFPI shall, if requested by the Required Canadian Revolving Credit Lenders (through the Canadian Administrative Agent, with a copy to the U.S. Administrative Agent), prepay the Canadian Revolving Credit Loans (and/or provide cover for Canadian LC Exposure as specified in Section 2.05(k)) in such amounts as shall be necessary so that after giving effect thereto the sum of the aggregate Canadian Revolving Credit Exposure does not exceed the Canadian Revolving Commitments.

For purposes hereof, "Currency Valuation Notice" means a notice given by the Required Canadian Revolving Credit Lenders to the Administrative Agents stating that such notice is a "Currency Valuation Notice" and requesting that the Canadian Administrative Agent determine the sum of the aggregate Canadian Revolving Credit Exposure. The Canadian Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period. Any prepayment pursuant to this paragraph shall be applied, first, to Canadian Revolving Credit Loans outstanding, second, as cover for Canadian LC Exposure, and third, as cover for outstanding Bankers' Acceptances as provided in paragraph (j) of Schedule VII hereto.

            (c) Notices, Etc. The relevant Borrower shall notify the applicable Administrative Agent by telephone (confirmed by telecopy) of any prepayment pursuant to Section 2.10(a) hereunder (i) in the case of prepayment of a Syndicated Eurodollar Borrowing or of a Competitive Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, a U.S. Base Rate Borrowing or a Canadian Prime Rate Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments of either Class as contemplated by
Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Syndicated Borrowing or Competitive Borrowing, the applicable Administrative Agent shall advise the relevant Lenders of the contents thereof.

            SECTION 2.11. Fees.

            (a) Facility Fee. The Company agrees to pay to the Canadian Administrative Agent for account of each Canadian Revolving Credit Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Canadian Revolving Commitment of such Lender

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

(whether used or unused) during the period from and including the date hereof to but excluding the earlier of the date such Revolving Commitment terminates and the Revolving Credit Termination Date. The Company agrees to pay to the U.S. Administrative Agent for account of each U.S. Revolving Credit Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the U.S. Revolving Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the earlier of the date such Revolving Commitment terminates and the Revolving Credit Termination Date. Notwithstanding the foregoing, if a Lender continues to have any Revolving Credit Exposure of a Class after its Revolving Commitment of such Class terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure of such Class from and including the date on which its Revolving Commitment of such Class terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure of such Class. Accrued facility fees shall be payable on each Quarterly Date and on the earlier of the date the Revolving Commitments of the applicable Class terminate and the Revolving Credit Termination Date, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Revolving Commitments of such Class terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) Letter of Credit Fees. Each Borrower for whose account any Letter of Credit is issued agrees to pay (i) to the applicable Administrative Agent for account of the Revolving Credit Lenders of the applicable Class a participation fee with respect to its participations in Letters of Credit of such Class issued for account of such Borrower, which shall accrue at a rate per annum equal to the Applicable Rate for Revolving Credit Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) relating to such Letters of Credit during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment of such Class terminates and the date on which such Lender ceases to have any LC Exposure of such Class, and (ii) to the respective Issuing Lender a fronting fee, which shall accrue at the rate of 0.250% per annum on the average daily amount of such LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments of such Class and the date on which there ceases to be any LC Exposure of such Class, as well as such Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any such Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments of such Class terminate and any such fees accruing after the date on which the Revolving Commitments of such Class terminate shall be payable on demand. Any other fees payable to any Issuing Lender pursuant to this paragraph shall be paid within 10 days after demand therefor. All participation fees and

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                                     - 47 -
fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (c) Administrative Agent Fees. The Company agrees to pay to each Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and such Administrative Agent.

            (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to each Administrative Agent (or to the respective Issuing Lender, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

            SECTION 2.12. Interest.

            (a) ABR Loans. The Loans constituting each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

            (b) Canadian Prime Rate Loans. The Loans constituting each Canadian Prime Rate Borrowing shall bear interest at a rate per annum equal to the Canadian Prime Rate in effect from time to time plus the Applicable Rate.

            (c) U.S. Base Rate Loans. The Loans constituting each U.S. Base Rate Borrowing shall bear interest at a rate per annum equal to the U.S. Base Rate in effect from time to time plus the Applicable Rate.

            (d) Eurodollar Loans. The Loans constituting each Eurodollar Borrowing shall bear interest at a rate per annum equal to (i) in the case of a Syndicated Eurodollar Borrowing, the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Rate, or (ii) in the case of a Competitive Eurodollar Borrowing, the LIBO Rate for the Interest Period for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

            (e) Fixed Rate Loans. Each Fixed Rate Loan shall bear interest at a rate per annum equal to the Fixed Rate applicable to such Loan.

            (f) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus, if such principal, interest or other amount (x) is payable by any Borrower other than BCFPI, the rate applicable to ABR Loans as provided in paragraph (a) of this Section, (y) is payable by BCFPI and is denominated in Canadian Dollars, the rate applicable to Canadian Prime Rate Loans as provided in paragraph (b) of this Section

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                                     - 48 -
and (z) is payable by BCFPI and is denominated in U.S. Dollars, the rate applicable to U.S. Base Rate Loans as provided in paragraph (c) of this Section.

            (g) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Credit Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (f) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan, a Canadian Prime Rate Loan or a U.S. Base Rate Loan prior to the Revolving Credit Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Syndicated Eurodollar Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

            (h) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to
(a) the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate or (b) the Canadian Prime Rate or the U.S. Base Rate at times when each such rate is based on the rate announced by the Canadian Administrative Agent as the applicable prime rate or base rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) discount computed by reference to Bankers' Acceptances shall be computed on a basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate, LIBO Rate, U.S. Base Rate or Canadian Prime Rate shall be determined by the applicable Administrative Agent, and such determination shall be conclusive absent manifest error.

            For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement

            (i) Bankers' Acceptances. The provisions of foregoing clauses (a) through (e) shall not be applicable to Bankers' Acceptances, which shall be subject to Schedule VII hereto.

            SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of the Interest Period for any Eurodollar Borrowing:

            (a) the U.S. Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (in the case of a Syndicated U.S. Revolving Credit

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

      Eurodollar Borrowing) or the LIBO Rate (in the case of a Competitive Eurodollar Borrowing) for such Interest Period;

            (b) the U.S. Administrative Agent is advised by the Required U.S. Revolving Credit Lenders (or, in the case of a Competitive Eurodollar Borrowing, any U.S. Revolving Credit Lender that is required to make a Loan included in such Borrowing) that the Adjusted LIBO Rate (in the case of a Syndicated U.S. Revolving Credit Eurodollar Borrowing) or the LIBO Rate (in the case of a Competitive Eurodollar Borrowing) for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their respective Loans (or its Loan) included in such Borrowing for such Interest Period;

            (c) the Canadian Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period applicable to a Syndicated Canadian Revolving Credit Eurodollar Borrowing; or

            (d) the Canadian Administrative Agent is advised by the Required Canadian Revolving Credit Lenders that the Adjusted LIBO Rate for such Interest Period applicable to a Syndicated Canadian Revolving Credit Eurodollar Borrowing will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their respective Loans (or its Loan) included in such Borrowing for such Interest Period;

then the applicable Administrative Agent shall give notice thereof to the relevant Borrower and the applicable Revolving Credit Lenders by telephone or telecopy as promptly as practicable thereafter and, until the applicable Administrative Agent notifies such Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Syndicated Borrowing of such Class to, or the continuation of any Syndicated Borrowing of such Class as, a Syndicated Eurodollar Borrowing shall be ineffective and such Syndicated Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing (if a U.S. Revolving Credit Borrowing) or a U.S. Base Rate Borrowing (if a Canadian Revolving Credit Borrowing), (ii) if any Borrowing Request requests a Syndicated Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing (if a U.S. Revolving Credit Borrowing) or a U.S. Base Rate Borrowing (if a Canadian Revolving Credit Borrowing) and (iii) any request by a Borrower for a Competitive Eurodollar Borrowing shall be ineffective; provided that if the circumstances giving rise to such notice do not affect all the Lenders, then requests by a Borrower for Competitive Eurodollar Borrowings may be made to Lenders that are not affected thereby.

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                                     - 50 -

            SECTION 2.14. Increased Costs.

            (a) Increased Costs Generally. If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Lender; or

            (ii) impose on any Lender or any Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans, Bankers' Acceptance Loans or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan, Bankers' Acceptance Loans or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Lender hereunder (whether of principal, interest or otherwise), then the relevant Borrowers will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

            (b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Lender's capital or on the capital of such Lender's or such Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender's or such Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Lender's policies and the policies of such Lender's or such Issuing Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender's or such Issuing Lender's holding company for any such reduction suffered.

            (c) Certificates from Lenders. A certificate of a Lender or an Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The relevant Borrowers shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

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

            (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Lender's right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or an Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such Lender or such Issuing Lender, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof.

            (e) Competitive Loans. Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this
Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

            SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Syndicated Eurodollar Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Syndicated Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.10(c) and is revoked in accordance herewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment as a result of a request by the Company pursuant to Section 2.18(b) of any Syndicated Eurodollar Loan other than on the last day of an Interest Period therefor or of any Competitive Loan, then, in any such event, the relevant Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.

            In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate (in the case of a Syndicated Eurodollar Loan) or the LIBO Rate (in the case of a Competitive Eurodollar Loan) for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for U.S. Dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this

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                                     - 52 -

Section shall be delivered to the Company and shall be conclusive absent manifest error. The relevant Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            SECTION 2.16. Taxes.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers (other than any Foreign Subsidiary Borrower) hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any such Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes. In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification. Each Borrower (other than any Foreign Subsidiary Borrower) shall indemnify each Administrative Agent, each Lender and each Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent, such Lender or such Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an Issuing Lender, or by an Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Lender, shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the relevant Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Administrative Agent.

            (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction(s) in which the applicable Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the applicable Borrower (with a copy to the applicable Administrative Agent), at the time or times prescribed by applicable law or reasonably requested

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                                     - 53 -
by the Company, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. Without limiting the foregoing, each Foreign Lender shall, with respect to loans to be made to the Company or any other Borrower that is organized under the laws of the United States, deliver two copies of (i) U.S. Internal Revenue Service Form W-8BEN evidencing entitlement to a complete exemption from withholding on interest under an applicable income tax treaty,
(ii) Form W-8ECI or (iii) in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement to the effect that such Foreign Lender is not a bank and is not a person related to the Borrower who is described in Code section 881(c)(3)(B) or (C) and a Form W-8BEN (unless, in each case, such Foreign Lender is unable to deliver such form as the result of a Change in Law occurring after the date it becomes a Lender hereunder).

            (f) Foreign Subsidiary Borrowers. In addition to, and not in limitation of, the foregoing:

            (i) Payment Free and Clear of Foreign Taxes. All payments on account of the principal of and interest on the Loans, fees and all other amounts payable hereunder by any Subsidiary Borrower designated under Section 5.02(a) that is organized in any jurisdiction other than the United States of America or a State thereof (any such Borrower being herein called a "Foreign Subsidiary Borrower") to or for account of the U.S. Administrative Agent or any U.S. Revolving Credit Lender, including amounts payable under paragraph (ii) of this Section 2.16(f), shall be made free and clear of and without reduction or liability for Foreign Taxes. Each Foreign Subsidiary Borrower will pay all Foreign Taxes applicable to it, without charge to or offset against any amount due to the U.S. Administrative Agent or any U.S. Revolving Credit Lender, prior to the date on which penalties attach thereto, except for any such Foreign Taxes (other than Foreign Taxes imposed on or in respect of any amount payable by such Foreign Subsidiary Borrower hereunder) the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, so long as no claim for such Foreign Taxes is made on the U.S. Administrative Agent or any U.S. Revolving Credit Lender.

            (ii) Indemnification for Foreign Taxes. Each Foreign Subsidiary Borrower shall indemnify the U.S. Administrative Agent and each U.S. Revolving Credit Lender against, and reimburse the U.S. Administrative Agent and each U.S. Revolving Credit Lender on demand for, any Foreign Taxes applicable to it and any loss, liability, claim or expense, including interest, penalties and legal fees, that the U.S. Administrative Agent or such U.S. Revolving Credit Lender may incur at any time arising out of or in connection with any failure of such Foreign Subsidiary Borrower to make any payment of Foreign Taxes when due.

            (iii) Gross-Up for Foreign Taxes. In the event that a Foreign Subsidiary Borrower is required by applicable law, decree or regulation to deduct or withhold Foreign Taxes from any amounts payable on, under or in respect of this Agreement or the

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                                     - 54 -

      Loans made to such Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower shall (to the fullest extent permitted by applicable law) promptly pay the Person entitled to such amount such additional amounts as may be required, after the deduction or withholding of Foreign Taxes, to enable such Person to receive from such Foreign Subsidiary Borrower on the due date thereof, an amount equal to the full amount stated to be payable to such Person under this Agreement. Each U.S. Revolving Credit Lender shall provide to a Foreign Subsidiary Borrower such forms or certificates as the Foreign Subsidiary Borrower may reasonably request to establish such U.S. Revolving Credit Lender's entitlement to an exemption from or reduction of Foreign Taxes, but no U.S. Revolving Credit Lender shall be required to provide any form or certificate if it determines in its discretion that the provision of such form or certificate could adversely affect it or it is not legally entitled to provide such form or certificate.

            (iv) Tax Receipts, Etc. Each Foreign Subsidiary Borrower shall furnish to the U.S. Administrative Agent, upon the request of any U.S. Revolving Credit Lender (through the U.S. Administrative Agent), together with sufficient certified copies for distribution to each U.S. Revolving Credit Lender requesting the same (identifying the U.S. Revolving Credit Lenders that have so requested), original official tax receipts (or certified copies thereof) in respect of each payment of Foreign Taxes required under this Section made by such Foreign Subsidiary Borrower or such other information, documents and receipts that the U.S. Administrative Agent or such U.S. Revolving Credit Lender may reasonably require to establish to its satisfaction that full and timely payment has been made of all Foreign Taxes required to be paid under this Section within 30 days after the date such payment is made.

            SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) Payments by the Borrowers. Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.14, 2.15 or 2.16, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the applicable Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the applicable Administrative Agent at an account designated by such Administrative Agent to the Company, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to an Issuing Lender as expressly provided herein and payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03, which shall be made directly to the Persons entitled thereto. The applicable Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein)

                                Credit Agreement
shall be made in U.S. Dollars for Loans denominated in U.S. Dollars or in Canadian Dollars for Loans denominated in Canadian Dollars.

            (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the respective Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees of a Class then due hereunder, such funds shall be applied (i) first, to pay interest and fees of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees of such Class then due to such parties and (ii) second, to pay principal and unreimbursed LC Disbursements of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

            (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Syndicated Borrowing of a particular Class shall be made from the relevant Lenders, each payment of facility fee or participation fee under
Section 2.11 shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.08 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) each Syndicated Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Syndicated Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Credit Loans of any Class by a Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans of such Class held by them; and (iv) each payment of interest on Revolving Credit Loans of any Class by a Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

            (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Syndicated Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Syndicated Loans and participations in LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Syndicated Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of both Classes ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Syndicated Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by a

                                Credit Agreement

Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against a Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (e) Presumptions of Payment. Unless an Administrative Agent shall have received notice from a relevant Borrower prior to the date on which any payment is due to such Administrative Agent for account of the Lenders or an Issuing Lender of the relevant Class hereunder that a Borrower will not make such payment, such Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Lenders or such Issuing Lender, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then such Lenders or such Issuing Lender, as the case may be, severally agrees to repay to such Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to such Administrative Agent, at the Federal Funds Effective Rate (if such Loan is denominated in U.S. Dollars) or the CDOR Rate (if such Loan is denominated in Canadian Dollars).

            (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(e), 2.06(b) or 2.17(e), then the applicable Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by such Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 2.18. Mitigation Obligations; Replacement of Lenders.

            (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                                Credit Agreement

            (b) Replacement of Lenders. If any Lender requests indemnification under Section 2.13 or compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the applicable Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of such Administrative Agent (and, if a Revolving Commitment is being assigned, each applicable Issuing Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for indemnification under Section 2.13, compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such indemnification, compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

            SECTION 2.19. Increase in Commitments. The Company shall have the right at any time to increase the aggregate Commitments of either Class hereunder (so long as the aggregate Commitments hereunder will not exceed U.S. $500,000,000 after giving effect to any such increase) by adding to this Agreement one or more other lenders (which may include any Lender, with the consent of such Lender, each such lender an "Additional Lender") with the approval of the applicable Administrative Agent (which approval shall not be unreasonably withheld), each of which Additional Lenders shall have entered into an agreement in form and substance satisfactory to the Company and the applicable Administrative Agent pursuant to which such Additional Lender shall undertake either a Canadian Revolving Commitment or a U.S. Revolving Commitment (if any such Additional Lender is (a) a Canadian Revolving Credit Lender, its Commitment shall be in addition to such Canadian Revolving Lender's Canadian Revolving Commitment hereunder and (b) a U.S. Revolving Credit Lender, its Commitment shall be in addition to such U.S. Revolving Lender's U.S. Revolving Commitment hereunder) which Commitment shall be in minimum amounts consistent with Section 2.02(c), and upon the effectiveness of such agreement (the date of the effectiveness of any such agreement being hereinafter referred to as the "Increased Commitment Date") such Additional Lender shall thereupon become a "Lender" for all purposes of this Agreement.

                                Credit Agreement

            Notwithstanding the foregoing, the increase in the aggregate Commitments hereunder pursuant to this Section 2.19 shall not be effective unless:

            (i) the Company shall have given the applicable Administrative Agent notice of any such increase at least 3 Business Days prior to any such Increased Commitment Date;

            (ii) no Default shall have occurred and be continuing as of the date of the notice referred to in the foregoing clause (i) or on the Increased Commitment Date;

            (iii) in the case of any increase of Canadian Revolving Commitments, no Bankers' Acceptance Loans shall be outstanding and, for any Canadian Loan that is outstanding, BCFPI shall have borrowed from each of the Additional Lenders, and the Additional Lenders shall have made Loans to BCFPI, and notwithstanding the provisions of Section 2.17(c) requiring that borrowings and prepayments of a Class be made ratably in accordance with the aggregate amount of principal of and accrued interest of the Loans of such Class held by the Lenders of such Class, BCFPI shall have prepaid Canadian Loans held by the other Canadian Revolving Credit Lenders in such amounts as may be necessary, so that after giving effect to such Loans and prepayments, the Loans shall be held by the Canadian Revolving Credit Lenders pro rata in accordance with the respective amounts of their Canadian Revolving Commitments (as so increased);

            (iv) in the case of any increase of U.S. Revolving Commitments, for any Syndicated Loan that is outstanding hereunder, each Borrower to whom such Syndicated Loans were made shall have borrowed from each of the Additional Lenders, and the Additional Lenders shall have made Syndicated Loans to such Borrower (in the case of Eurodollar Loans, with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s)), and notwithstanding the provisions of Section 2.17(c) requiring that borrowings and prepayments of a Class be made ratably in accordance with the aggregate amount of principal of and accrued interest of the Syndicated Loans of such Class held by the Lenders of such Class, such Borrower shall have prepaid Syndicated Loans held by the other U.S. Revolving Credit Lenders in such amounts as may be necessary, together with any amounts payable under Section 2.15 as a result of such prepayment, so that after giving effect to such Loans and prepayments, the Syndicated Loans (and Interest Period(s) of Syndicated Eurodollar Loans shall be held by the U.S. Revolving Credit Lenders) pro rata in accordance with the respective amounts of their U.S. Revolving Commitments (as so increased); and

            (v) there shall have been no reduction of the Commitments pursuant to Section 2.08(b) hereof, on or prior to any such Increased Commitment Date.

                                Credit Agreement

                                   ARTICLE III

                                    GUARANTEE

            SECTION 3.01. The Guarantee. The Guarantors hereby jointly and severally guarantee to each Lender, each Issuing Lender and each Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to each Borrower and all other amounts from time to time owing to the Lenders, the Issuing Lenders or the Administrative Agents by each Borrower under this Agreement and by any Borrower under any of the other Loan Documents, all amounts owing by each Borrower to any Lender or any affiliate of any Lender under any Hedging Agreement to which such Lender or affiliate is a party, in each case strictly in accordance with the terms hereof and thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            For purposes hereof, it is understood that any Guaranteed Obligations to a Person arising under a Hedging Agreement entered into at the time such Person (or an affiliate thereof) is a "Lender" party to this Agreement shall nevertheless continue to constitute Guaranteed Obligations for purposes hereof, notwithstanding that such Person (or its affiliate) may have assigned all of its Loans and other interests in this Agreement and, therefore, at the time a claim is to be made in respect of such Guaranteed Obligations, such Person (or its affiliate) is no longer a "Lender" party hereto, provided that such Person shall not be entitled to the benefits of this paragraph unless, at the time it ceased to be a Lender hereunder, it shall have notified the applicable Administrative Agent of the existence of such Hedging Agreement.

            SECTION 3.02. Obligations Unconditional. The obligations of the Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                                Credit Agreement

            (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

            (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

            (iv) any lien or security interest granted to, or in favor of, an Administrative Agent or any Lender or Lenders (or Issuing Lender or Lenders) as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that either Administrative Agent or any Lender or Issuing Lender exhaust any right, power or remedy or proceed against any Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

            SECTION 3.03. Reinstatement. The obligations of the Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any Lender or Issuing Lender, either Administrative Agent or any other holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Company agrees that it will indemnify each Administrative Agent, each Lender and each Issuing Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Administrative Agent, such Lender or such Issuing Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            SECTION 3.04. Subrogation. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against any Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                                Credit Agreement

            SECTION 3.05. Remedies. The Guarantors jointly and severally agree that, as between the Company and the Lenders and Issuing Lenders, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in
Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Company for purposes of Section 3.01.

            SECTION 3.06. Instrument for the Payment of Money. The Guarantors hereby acknowledge that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender, Issuing Lender or Administrative Agent, at its sole option, in the event of a dispute by the Company in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

            SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            The Company represents and warrants to the Administrative Agents and the Lenders that:

            SECTION 4.01. Corporate Existence. Each Initial Borrower and its Subsidiaries and each Subsidiary Guarantor: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could have a Material Adverse Effect.

            SECTION 4.02. Financial Condition. The Company has heretofore furnished to each of the Lenders the audited consolidated balance sheets of the Company and its Consolidated Subsidiaries as at December 31, 2002 and December 31, 2003, respectively, and the related audited consolidated statements of operations, capital accounts and cash flows of the Company and its Consolidated Subsidiaries for the fiscal years ended on said respective dates, with the opinion thereon of KPMG Peat Marwick LLP. Such financial statements are complete and correct and fairly present the respective consolidated actual financial condition of the Company and its Consolidated Subsidiaries, as at said date and the actual consolidated results of their

                                Credit Agreement
operations for the fiscal year ended on said date, all in accordance with generally accepted accounting principles and practices of the United States of America applied on a consistent basis; and neither the Company nor any of its Subsidiaries had on the date thereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said date. Since December 31, 2003, there has been no material adverse change in the Property, business, operations, financial condition, liabilities or capitalization of the Company and its Consolidated Subsidiaries taken as a whole.

            SECTION 4.03. Litigation. Except as disclosed to the Lenders in
Schedule IV hereto, there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Authority, or any labor disputes, now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries that, if adversely determined, would have a Material Adverse Effect.

            SECTION 4.04. No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any of its Subsidiaries, or any applicable law or regulation in any material respect, or any order, writ, injunction or decree of any Governmental Authority, or any agreement or instrument in any material respect to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

            SECTION 4.05. Action. Each Initial Borrower and each Guarantor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and, in the case of each Initial Borrower, to borrow under this Agreement; the execution, delivery and performance by each Initial Borrower and each Guarantor of this Agreement and the borrowings by each Initial Borrower under this Agreement have been duly authorized by all necessary corporate or other action on its part (including any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Initial Borrower and each Guarantor and constitutes, its legal, valid and binding obligation, enforceable against each Initial Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            SECTION 4.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by either Initial Borrower or any Guarantor of this Agreement or the other Loan Documents or for the legality, validity or enforceability hereof or thereof, or for any borrowing by each Initial Borrower under this Agreement.

                                Credit Agreement

            SECTION 4.07. Use of Credit. No Initial Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock. Not more than 25% of the value of the Properties of the Company and its Subsidiaries subject to the provisions of Section 7.01 or Section 7.02 is represented by Property constituting Margin Stock.

            SECTION 4.08. ERISA; Canadian Plans. Each Plan, and, to the knowledge of the Company, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law, and no ERISA Event has occurred and is continuing. Each Canadian Plan is and has been in all material respects, established, qualified, registered, administered and invested in compliance with all applicable federal and provincial laws (including the Income Tax Act (Canada) and the Supplemental Pension Plans Act (Quebec)) and any applicable collective bargaining agreements, and no event or condition has occurred and is continuing as to which the Company would be under an obligation to furnish a report to the Lenders under Section 6.01(f). All material obligations of the Company and its Subsidiaries under each Canadian Plan, including contribution obligations, have been satisfied and there are no outstanding defaults or violations in respect thereof.

            SECTION 4.09. Taxes. The Company and its domestic Subsidiaries (within the meaning of Section 7701(a)(4) of the Code) are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Company is the "common parent" (within the meaning of Section 1504 of the Code) of such group. The Company and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

            SECTION 4.10. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 4.11. Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            SECTION 4.12. Material Agreements and Liens.

            (a) Material Agreements. Part A of Schedule II hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, guarantee, letter of credit or other arrangement providing for or otherwise relating to any

                                Credit Agreement

Indebtedness of, or any extension of credit (or commitment for any extension of credit) to, the Company or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $50,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of Schedule II hereto.

            On the date hereof, the maximum aggregate principal or face amount of all Indebtedness and all other extensions of credit outstanding (or that may become outstanding) under each credit agreement, loan agreement, indenture, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness of, or any extension of credit (or commitment for any extension of credit) to, the Company or any of its Subsidiaries, that is not listed in Part A of Schedule II hereto does not exceed an amount equal to U.S. $25,000,000.

            (b) Material Liens. Part B of Schedule II hereto is a complete and correct list, as of the date of this Agreement, of each Lien securing Indebtedness of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $50,000,000 and covering any Property of the Company or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of Schedule II hereto.

            SECTION 4.13. Environmental Matters. Each of the Company and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Company and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not have a Material Adverse Effect.

            SECTION 4.14. Subsidiaries, Etc. Set forth in Schedule V hereto is a complete and correct list, as of the date of this Agreement, of all of the Subsidiaries of the Company (other than inactive Subsidiaries awaiting dissolution) together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule V hereto, (x) each of the Company and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in said Schedule V, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                                Credit Agreement

            Except as set forth on Schedule III hereto, none of the Subsidiaries of the Company is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 7.07.

            SECTION 4.15. True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Company to either Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Company and its Subsidiaries to the Administrative Agents and the Lenders in connection with this Agreement and the transactions contemplated hereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Company that could have a Material Adverse Effect that has not been disclosed herein or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby.

                                    ARTICLE V

                                   CONDITIONS

            SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans (including Bankers' Acceptance Loans) and of the Issuing Lenders to issue Letters of Credit hereunder shall not become effective until the date on which the U.S. Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the U.S. Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

            (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the U.S. Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

            (b) Opinion of Counsel to the Company. A favorable written opinion (addressed to the Administrative Agents and the Lenders and dated the Effective Date) (i) of Pepper Hamilton LLP, U.S. counsel to the Company and the Guarantors, substantially in the form of Exhibit B-1 and (ii) of Fraser Milner Casgrain LLP, Canadian counsel for BCFPI, substantially in the form of Exhibit B-2, and covering such other matters relating to the Company, this Agreement or the Transactions as the Required Lenders shall reasonably request (and each Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agents).

                                Credit Agreement

            (c) Opinion of Special New York Counsel to JPMCB. An opinion, dated the Effective Date, of (i) Milbank, Tweed, Hadley & McCloy, LLP, special New York counsel to JPMCB, substantially in the form of Exhibit C-1 (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders) and (ii) McCarthy Tetrault LLP, special Canadian counsel to the Administrative Agents, substantially in the form of Exhibit C-2 (and each Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders).

            (d) Corporate Documents. Such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower and each Subsidiary Guarantor, the authorization of the Transactions and any other legal matters relating to the Borrowers and the Subsidiary Guarantors, this Agreement or the Transactions, all in form and substance satisfactory to the U.S. Administrative Agent and its counsel.

            (e) Officer's Certificate. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.03.

            (f) Repayment of Existing Indebtedness. Evidence that the principal of and interest on, and all other amounts owing in respect of, the Existing Credit Agreements shall have been (or shall be simultaneously) paid in full, that any commitments to extend credit under the Existing Credit Agreements shall have been canceled or terminated and that all Guarantees in respect of the Existing Credit Agreements shall have been released (or arrangements for such release satisfactory to the U.S. Administrative Agent shall have been made).

            (g) Subsidiary Subordination Agreement. The Subsidiary Subordination Agreement duly executed and delivered by the Company, one or more of its Subsidiaries and the U.S. Administrative Agent.

            (h) Other Documents. Such other documents as either Agent or any Lender or special New York counsel to JPMCB may reasonably request.

            The obligation of each Lender to make its initial extension of credit hereunder is also subject to the payment by the Company of such fees as the Company shall have agreed to pay to any Lender or either Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, and McCarthy Tetrault LLP, special Canadian counsel to JPMCB and the Canadian Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Company).

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            The U.S. Administrative Agent shall notify the Company and the
Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Lenders to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on April 22, 2004 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

            SECTION 5.02. Initial Extension of Credit to Subsidiary Borrowers. The obligation of any U.S. Revolving Credit Lender to make its initial Loan to any Subsidiary Borrower and of each U.S. Issuing Lender to issue its initial Letter of Credit for account of any Subsidiary Borrower hereunder is subject to the receipt by the U.S. Administrative Agent of each of the following documents, each of which shall be satisfactory to the U.S. Administrative Agent (and to the extent specified below, to each U.S. Revolving Credit Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

            (a) Subsidiary Borrower Designation Letter. A completed Subsidiary Borrower Designation Letter for such Subsidiary Borrower, substantially in the form of Exhibit G hereto, executed by the Company and such Subsidiary Borrower, it being understood that the Required Lenders shall have first consented to the respective Subsidiary of the Company being so designated as a "Subsidiary Borrower" hereunder (provided that it is understood that each of Bowater Canadian Holdings Incorporated and Bowater Canada Inc. shall be a satisfactory for these purposes).

            (b) Corporate Documents. Such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Subsidiary Borrower, the authorization of the Transactions and any other legal matters relating to such Subsidiary Borrower, this Agreement, the Subsidiary Borrower Designation Letter or the Transactions, all in form and substance satisfactory to the U.S. Administrative Agent and its counsel.

            (c) Opinion of Counsel to the Subsidiary Borrower. A favorable written opinion of counsel, satisfactory to the U.S. Administrative Agent, for such Subsidiary Borrower, substantially in the form of Exhibit B, and covering such other matters relating to such Subsidiary Borrower, this Agreement, the Subsidiary Borrower Designation Letter or the Transactions as the Required Lenders shall reasonably request (and such Subsidiary Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the U.S. Administrative Agent).

            (d) Process Agent Acceptance. To the extent that such Subsidiary Borrower is a Foreign Subsidiary Borrower, an acceptance from the "Process Agent" under and as defined in such Subsidiary Borrower Designation Letter, duly executed and delivered by such Process Agent.

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            (e) Other Documents. Such other documents as the U.S. Administrative
      Agent or any Lender or special New York counsel to JPMCB may reasonably request.

            SECTION 5.03. Each Credit Event. The obligation of each Lender to make any Loan (including Bankers' Acceptance Loans), and of the Issuing Lenders to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions:

            (a) the representations and warranties of the Company set forth in
      Article IV and Section 2.05(c) of this Agreement, and of each Borrower in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), as applicable; and

            (b) at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company to the effect set forth in the preceding sentence.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Administrative Agents and the Lenders that:

            SECTION 6.01. Financial Statements and Other Information. The Company will furnish to each Administrative Agent and each Lender:

            (a) as soon as available and in any event within 60 days after the end of each of the quarterly fiscal periods of each fiscal year of the Company, consolidated statements of operations, capital accounts and cash flows of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year;

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            (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of operations, capital accounts and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year and the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles of the United States of America;

            (c) promptly upon their becoming available, copies of all registration statements (other than on Form S-8) and regular periodic reports on Forms 10-K, 10-Q and 8-K that the Company or any of its Subsidiaries shall have filed with the Securities and Exchange Commission (or any Governmental Authority substituted therefor), or any similar periodic reports filed with the comparable agency in Canada;

            (d) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

            (e) as soon as possible, and in any event within ten days after the Company knows or has reason to believe that any ERISA Event has occurred or exists, a statement signed by a Financial Officer of the Company setting forth details respecting such ERISA Event and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such ERISA Event);

            (f) as soon as possible, and in any event within ten days after the Company or any of its Subsidiaries knows or has reason to believe that any of the events or conditions specified below with respect to any Canadian Plan has occurred or exists, a statement signed by a Financial Officer of the Company setting forth details respecting such event or condition and the action, if any, that the Company or its Subsidiary proposes to take with respect thereto (and a copy of any notice required to be filed with or given to any Governmental Authority in Canada by the Company or any Subsidiary with respect to such event or condition):

                  (i) the Company or any of its Subsidiaries declares, or any
            Governmental Authority orders, or proposes to order, a full or partial termination or wind up of a Canadian Plan;

                  (ii) a failure by the Company or any Subsidiary to make a
            contribution to a Canadian Plan in accordance with the terms thereof, any collective bargaining agreement or under applicable federal or provincial laws, which failure has not

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            been remedied within 30 days after the Company or the Subsidiary is notified of such event and which failure could result in a Material Adverse Effect;

                  (iii) the adoption of any amendment to any Canadian Plan that would result in a loss of tax exempt status of the Plan or the trust or other funding medium maintained in respect of such Plan, or that increases the funding obligations under any Canadian Plan, which increase could reasonably be expected to result in a Material Adverse Effect;

                  (iv) the institution of any proceeding, action, suit or claim
            (other than routine claims for payment of benefits) involving any Canadian Plan or its assets that could reasonably be expected to result in a Material Adverse Effect; or

                  (v) any event occurring or condition existing with respect to any Canadian Plan that has resulted or could reasonably be expected to result in any Canadian Plan having its registration revoked or refused or being placed under the administration of any Governmental Authority (or their representatives);

            (g) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default stating that such notice is a "Notice of Default" and describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto; and

            (h) from time to time such other information regarding the financial condition, operations, business or prospects of the Company or any of its Subsidiaries (including any accountants letters delivered to management, and any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender, the U.S. Administrative Agent or Canadian Administrative Agent may reasonably request.

The financial statements and other information required to be delivered pursuant to clauses (a), (b), (c) and (d) of this Section 6.01 shall be deemed to be delivered on the dates on which such report or other information is posted on the website of the Securities and Exchange Commission at www.sec.gov, provided that the Company has provided each Administrative Agent and each Lender with written notice of such posting on or before such date.

            The Company will furnish to the U.S. Administrative Agent (with sufficient copies for each Lender, which the U.S. Administrative Agent shall promptly furnish to such Lender), at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a Financial Officer of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to

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determine whether the Company is in compliance with Sections 7.04 and 7.05 as of the end of the respective quarterly fiscal period or fiscal year.

            SECTION 6.02. Litigation. The Company will promptly give to the U.S. Administrative Agent (which shall promptly furnish the same to each Lender) notice of all legal or arbitral proceedings, and of all proceedings by or before any Governmental Authority, and of all labor disputes, and any material development in respect of such legal or other proceedings or disputes, affecting the Company or any of its Subsidiaries, except proceedings or disputes that, if adversely determined, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company will give to the U.S. Administrative Agent (which shall promptly furnish the same to each Lender) notice of the assertion of any environmental claim by any Person against, or with respect to the activities of, the Company or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental claim or alleged violation that, if adversely determined, would not have a Material Adverse Effect.

            SECTION 6.03. Existence, Etc. The Company will, and will cause each of its Subsidiaries to:

            (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section shall prohibit any transaction expressly permitted under Section 7.01, or any transaction by a Receivables Entity or a QSPE);

            (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including any of the foregoing relating to environmental matters) if failure to comply with such requirements could have a Material Adverse Effect;

            (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles of the United States of America;

            (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

            (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles of the United States of America consistently applied; and

            (f) permit representatives of any Lender or either Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to

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      inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or either Administrative Agent (as the case may be).

            SECTION 6.04. Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

            SECTION 6.05. Use of Proceeds and Letters of Credit. The proceeds of the Loans, and the issuance of the Letters of Credit, will be used solely to refinance existing Indebtedness of the Company and BCFPI and for the general corporate purposes of the Company and its Subsidiaries; provided that none of the Administrative Agents, the Issuing Lenders or any Lender shall have any responsibility as to the use of any of such proceeds or issuances.

            SECTION 6.06. Additional Guarantors. The Company will take such action, and will cause each of its Domestic Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Material Domestic Subsidiaries of the Company are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Company or any of its Domestic Subsidiaries shall form or acquire any new Subsidiary that shall constitute a Material Domestic Subsidiary, the Company will cause such new Material Domestic Subsidiary to

            (i) become a "Subsidiary Guarantor" hereunder pursuant to a Guarantee Assumption Agreement substantially in the form attached hereto as Exhibit H, and

            (ii) deliver such proof of corporate or other action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Subsidiary Guarantor pursuant to Section 5.01 on the Effective Date or as the U.S. Administrative Agent shall have requested.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

            Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

            SECTION 7.01. Prohibition of Fundamental Changes. The Company will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or

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

dissolution). The Company will not, nor will it permit any of its Subsidiaries (other than any QSPE, as to which this Section shall not be applicable) to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or Property, whether now owned or hereafter acquired (including receivables and leasehold interests, but excluding any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms). Notwithstanding the foregoing provisions of this Section:

            (a) any Subsidiary of the Company may be merged, amalgamated or consolidated with or into: (i) the Company if the Company shall be the continuing or surviving corporation or (ii) any other such Subsidiary (other than a QSPE); provided that (x) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary (or in the case of an amalgamation, a new Wholly Owned Subsidiary formed thereby) shall be the continuing or surviving corporation and (y) if any such transaction shall be between a Subsidiary and a Subsidiary Borrower, a Subsidiary Borrower (or in the case of amalgamation, a new Subsidiary Borrower) shall be the continuing or surviving corporation;

            (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Company or a Wholly Owned Subsidiary of the Company (other than a QSPE);

            (c) the Company or any Subsidiary of the Company may merge or consolidate (and any such Subsidiary may amalgamate) with any other Person (other than a QSPE) if (i) in the case of a merger or consolidation of a Borrower, such Borrower is the surviving corporation and, in any other case, including an amalgamation, the continuing or surviving corporation is a Wholly Owned Subsidiary of the Company and (ii) after giving effect thereto no Default would exist;

            (d) any Wholly Owned Subsidiary of the Company (other than a Subsidiary Borrower) may be dissolved, wound-up or liquidated, so long as any assets of such Wholly Owned Subsidiary (after settlement of all claims against such Wholly Owned Subsidiary) shall be transferred in such dissolution or liquidation to the Company or to another Wholly Owned Subsidiary of the Company (other than a QSPE);

            (e) the Company and/or any Subsidiary of the Company may enter into any Permitted Securitization; and

            (f) in addition to the dispositions permitted pursuant to clauses
      (a) through (e) of this Section, the Company and/or any Subsidiary of the Company may sell or otherwise dispose of Property (including by merger or consolidation) if, after giving effect to any such sale or disposition, the book value of such Property, together with the aggregate book value of the Property so sold or disposed of since December 31, 2003, does not exceed 15% of Total Assets at the date of (and before giving effect to) such sale or

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      disposition, provided that the dispositions set forth in Schedule VI hereto shall in any event be permitted and shall not to be included in the calculation of aggregate dispositions otherwise permitted under the foregoing provisions of this clause (f).

            SECTION 7.02. Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

            (a) Liens in existence on the date hereof and (to the extent exceeding the minimum threshold requirements set forth in Section 4.12(b)) listed in Part B of Schedule II hereto;

            (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

            (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause (i) of Article VIII;

            (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

            (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business;

            (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

            (g) Liens on Property of any corporation that becomes a Subsidiary of the Company after the date of this Agreement; provided that such Liens are in existence at the time such corporation becomes a Subsidiary of the Company and were not created in anticipation thereof;

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            (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements thereon;

            (i) Liens securing IRB Indebtedness of the Company or any of its Subsidiaries;

            (j) customary Liens on the purchased Property under a Permitted Securitization or Liens resulting from the characterization of the sale of such purchased Property as secured Indebtedness;

            (k) Liens on any Property owned by any QSPE;

            (l) additional Liens upon real and/or personal Property created after the date hereof, provided that the aggregate outstanding principal amount of Indebtedness secured by such Liens, together with the aggregate principal amount of Indebtedness incurred pursuant to Section 7.03(b)(x), shall not at any time exceed 5% of Total Assets at such time; and

            (m) any extension, renewal or replacement of the foregoing; provided that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

            SECTION 7.03. Indebtedness.

            (a) Indebtedness of the Company. The Company will not create, incur, assume or permit to exist (i) any Indebtedness secured by any Lien on any Property of the Company or any of its Subsidiaries or (ii) any Indebtedness with a stated maturity date or amortization payments prior to the Revolving Credit Termination Date, except:

            (i) Indebtedness of the Company existing on the date hereof and (to the extent exceeding the minimum threshold requirements set forth in
      Section 4.12(a)) set forth in Part A of Schedule II hereto (excluding, however, following the making of the initial Loans hereunder, any Indebtedness in respect of the Existing Credit Agreements), any assumption or Guarantee thereof by any other Subsidiary, and any extensions, renewals, refinancings and replacements thereof, so long as (x) the weighted average life of the maturity of such Indebtedness as so extended, renewed, refinanced or replaced, taken as a whole, is not shorter than such weighted average life prior to such extension, renewal, refinancing or replacement and (y) any terms of subordination set forth in such Indebtedness are not adversely affected thereby in any material respect;

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            (ii) Indebtedness of the Company created hereunder and under the other Loan Documents;

            (iii) Indebtedness of the Company as an account party in respect of trade letters of credit, provided that no such trade letter of credit shall be secured by any Property of the Company other than the Property being acquired or shipped pursuant to such letter of credit;

            (iv) unsecured Indebtedness of the Company to any Subsidiary, so long as such Subsidiary is a party to the Subsidiary Subordination Agreement;

            (v) unsecured Guarantees by the Company of Indebtedness of Subsidiaries in an aggregate principal amount up to but not exceeding U.S. $50,000,000;

            (vi) subject to the limitations set forth in Section 7.03(c), Capital Leases and other purchase money Indebtedness of the Company in an aggregate principal amount up to but not exceeding U.S. $50,000,000;

            (vii) subject to the limitations set forth in Section 7.03(c), IRB Indebtedness of the Company in an aggregate principal amount up to but not exceeding U.S. $35,000,000; and

            (viii) additional unsecured Indebtedness of the Company (including unsecured Indebtedness of the Company to its Subsidiaries that does not qualify under clause (iv) above) in an aggregate principal amount up to but not exceeding U.S. $75,000,000 at any time outstanding.

            (b) Indebtedness of Subsidiaries. The Company will not permit any of its Subsidiaries to create, incur, assume or permit to exist any Indebtedness (including any Indebtedness incurred pursuant to a sale or leaseback transaction), except:

            (i) Indebtedness of Subsidiaries of the Company existing on the date hereof and (to the extent exceeding the minimum threshold requirements set forth in Section 4.12(a)) set forth in Part A of Schedule II hereto (excluding, however, following the making of the initial Loans hereunder, any Indebtedness in respect of the Existing Credit Agreements), any assumption or Guarantee thereof by any other Subsidiary, and any extensions, renewals and replacements thereof, so long as (x) the weighted average life of the maturity of such Indebtedness as so extended, renewed or refinanced, taken as a whole, is not shorter than such weighted average life prior to such extension, renewal or refinancing and (y) any terms of subordination set forth in such Indebtedness are not adversely affected thereby in any material respect;

            (ii) Indebtedness of Subsidiary Borrowers hereunder;

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            (iii) Indebtedness of any Subsidiary to the Company or to any other
      Subsidiary;

            (iv) Indebtedness of any Subsidiary as an account party in respect of trade letters of credit;

            (v) Guarantees by Subsidiaries of Indebtedness of other
      Subsidiaries;

            (vi) Indebtedness of any Subsidiary of the Company under any Permitted Securitization;

            (vii) Indebtedness of any QSPE;

            (viii) subject to the limitations set forth in Section 7.03(c), Capital Leases and other purchase money Indebtedness of Subsidiaries of the Company in an aggregate principal amount up to but not exceeding U.S. $10,000,000;

            (ix) subject to the limitations set forth in Section 7.03(c), IRB Indebtedness of Subsidiaries of the Company in an aggregate principal amount up to but not exceeding U.S. $10,000,000; and

            (x) other Indebtedness of Subsidiaries of the Company, of which no more than U.S. $25,000,000 may be secured at any time, provided that the aggregate outstanding principal amount of such Indebtedness, together with the aggregate amount of Indebtedness (whether of the Company or Subsidiaries of the Company) secured by Liens permitted under Section 7.02(l), shall not at any time exceed 5% of Total Assets at such time.

            (c) General Limitations. Anything herein to the contrary notwithstanding, (i) the aggregate amount of Indebtedness of the Company and its Subsidiaries incurred pursuant to Sections 7.03(a)(vi) and 7.03(b)(viii) shall not at any time exceed U.S. $50,000,000 and (ii) the aggregate amount of IRB Indebtedness of the Company and its Subsidiaries incurred pursuant to Sections 7.03(a)(vii) and 7.03(b)(ix) shall not at any time exceed U.S. $35,000,000.

            SECTION 7.04. Consolidated Net Worth. The Company will not permit Consolidated Net Worth at any time to be less than the sum of (a) U.S. $1,500,000,000 plus (b) 50% of the Consolidated Net Income for each fiscal quarter of the Company from and including the first fiscal quarter in 2004 to and including the fiscal quarter ending on (or most recently ended prior to) such time; provided that, if there is a consolidated net loss for any such fiscal quarter, Consolidated Net Income for such fiscal quarter shall, for the purposes of clause (b) of this Section, be deemed to be zero.

                                Credit Agreement

            SECTION 7.05. Financial Covenants.

            (a) Total Debt to Total Capital Ratio. The Company will not permit the ratio of (i) Total Debt to (ii) Total Capital to exceed 0.625 to 1 at any time.

            (b) EBITDA. The Company will not permit EBITDA for any period of four consecutive fiscal quarters ending with any fiscal quarter set forth below to be less than the number set opposite such period below:

 Fiscal Quarter Ending                         EBITDA
 ---------------------                         ------
March 31, 2005                              U.S. $250,000,000
  through December 31, 2005

March 31, 2006 and                          U.S. $400,000,000
  all fiscal quarters thereafter

            SECTION 7.06. Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including guarantees and assumptions of obligations of an Affiliate); provided that

            (1) any Affiliate who is an individual may serve as a director, officer or employee of the Company or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity,

            (2) the Company and its Subsidiaries may enter into transactions (other than extensions of credit by the Company or any of its Subsidiaries to an Affiliate) so long as the monetary or business consideration arising therefrom would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which it would obtain in a comparable transaction with a Person not an Affiliate,

            (3) the Company and its Subsidiaries may enter into any of the transactions described in this Section with Ponderay, so long as, in the case of any Guarantee by the Company of the Indebtedness of Ponderay, the ratio, expressed as a percentage, of such Indebtedness that is Guaranteed by the Company to the aggregate outstanding principal amount of all Indebtedness of Ponderay shall not exceed the ownership percentage of the Company in Ponderay held through the Company's Wholly Owned Subsidiary, Lake Superior Forest Products Inc., a corporation existing under the laws of the State of Delaware, and

                                Credit Agreement

            (4) the Company and its Subsidiaries may extend credit to any Affiliate in an aggregate principal amount as to all Affiliates not exceeding U.S. $30,000,000, so long as the monetary or business consideration arising from each such extension of credit would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which it would obtain in a comparable transaction with a Person not an Affiliate.

            Notwithstanding the foregoing, the Company and any of its Subsidiaries may enter into transactions with Receivables Entities pursuant to Permitted Securitizations.

            SECTION 7.07. Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries (other than the QSPE's and Receivables Entities) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any such Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other such Subsidiary or to Guarantee Indebtedness of the Company or any other such Subsidiary; provided that the foregoing shall not apply to (x) restrictions and conditions imposed by law or by this Agreement, (y) restrictions and conditions existing on the date hereof identified on Schedule III hereto (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) and (z) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder.

            SECTION 7.08. Limitation on Lines of Business. The Company will not enter into any business, either directly or through any Subsidiary, to any substantial extent other than those businesses in which the Company and its Subsidiaries are engaged on the date of this Agreement and, in each case, activities directly related thereto or ancillary, complementary or reasonably related thereto as reasonably determined by the Company in its sole judgment, including Permitted Securitizations.

            SECTION 7.09. Restricted Payments. The Company will not, nor will it permit any of its Subsidiaries to, make any Restricted Payment of the type referred to in clause (a) of the definition of such term in Section 1.01 if, at the time thereof or after giving effect thereto, (i) the Total Debt to Total Capital Ratio exceeds 0.550 to 1, (ii) the aggregate principal amount of Loans outstanding hereunder exceeds U.S. $100,000,000 or (iii) any Default or Event of Default shall have occurred and be continuing.

            The Company will not, nor will it permit any of its Subsidiaries to, make any Restricted Payment of the type referred to in clause (b) of the definition of such term in Section 1.01 if, at the time thereof or after giving effect thereto, (i) if the Total Debt to Total Capital Ratio exceeds 0.550 to 1, any Loans are outstanding hereunder, (ii) if the Total Debt to Total Capital Ratio is less than or equal to 0.550 to 1, the aggregate principal amount of Loans outstanding hereunder exceeds U.S. $100,000,000 or (iii) any Default or Event of Default shall have occurred and be continuing.

                                Credit Agreement

            Notwithstanding the foregoing, (x) the Company may make up to U.S. $5,000,000 in Restricted Payments in any fiscal year and (y) nothing herein shall be deemed to prohibit any Restricted Payment (A) by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company or (B) by the Company to any Subsidiary.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

            If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

            (a) Any Borrower shall default in the payment when due (whether at stated maturity or upon optional prepayment) of any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement payable by it hereunder, or shall default for three or more Business Days in the payment when due (whether at stated maturity or upon optional prepayment) of any interest on any Loan or any fee or any other amount payable under this Agreement; or

            (b) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Company or BCFPI, or by any Subsidiary Borrower in its Subsidiary Borrower Designation Letter, or in any certificate furnished to any Lender or either Administrative Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or deemed made or furnished in any material respect; or

            (c) The Company or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable; or

            (d) Any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (d) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property or assets securing such Indebtedness;

            (e) The Company shall default in the performance of any of its obligations under any of Sections 6.01(g), 7.01, 7.02, 7.03, 7.04, 7.05 or 7.09; or any Borrower shall default in the performance of any of its other obligations in this Agreement or any other Loan Document and such default shall continue unremedied for a period of 30 days after notice

                                Credit Agreement
      thereof to the Company by either Administrative Agent or any Lender (through any Administrative Agent); or

            (f) The Company or any of its Subsidiaries (other than any QSPE) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (g) The Company or any of its Subsidiaries (other than any QSPE) shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) take any corporate or other action for the purpose of effecting any of the foregoing or (vii) do the equivalent of any of the foregoing under the laws of any non-U.S. jurisdiction (including, in the case of Canada, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or the Winding Up Act (Canada)); or

            (h) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries (other than any QSPE), in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of the Company or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed for a period of 60 or more days or (iv) the equivalent of any of the foregoing under any non-U.S. jurisdiction (including, in the case of Canada, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or the Winding Up Act (Canada)); or an order, judgment or decree approving or ordering any of the foregoing shall be entered against the Company or such Subsidiary in an involuntary case under the Bankruptcy Code; or

            (i) A final judgment or judgments for the payment of money in excess of U.S. $10,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of U.S. $50,000,000 in the aggregate (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Subsidiaries (other than any QSPE) and the same shall not be discharged (or provision shall not be made for such discharge), or a

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                                     - 82 -
      stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (j) An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

            (k) A reasonable basis shall exist for the assertion against the Company or any of its Subsidiaries of (or there shall have been asserted against the Company or any of its Subsidiaries) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of hazardous materials (within the meaning of any Environmental Law) by the Company or any of its Subsidiaries, or any predecessor in interest of the Company or any of its Subsidiaries, or relating to any site or facility owned, operated or leased by the Company or any of its Subsidiaries, which claims or liabilities (insofar as they are payable by the Company or any of its Subsidiaries but after deducting any portion thereof which is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor), in the judgment of the Required Lenders are reasonably likely to be determined adversely to the Company or any of its Subsidiaries, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect; or

            (l) During any period of 25 consecutive calendar months, a majority of the Board of Directors of the Company shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (g) or (h) of this Article with respect to any Borrower, (A) the U.S. Administrative Agent may and, upon request of the Required Lenders, shall, by notice to the Borrowers, terminate the Commitments and they shall thereupon terminate, and (B) the U.S. Administrative Agent may and, upon request of the Required Lenders shall, by notice to the Borrowers declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder (including any amounts payable under Section 2.15) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers; and (2) in the case of the occurrence of an Event of Default referred to in clause (g) or (h) of this Article with respect to any Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued

                                Credit Agreement
interest on, the Loans and all other amounts payable by the Borrowers hereunder (including any amounts payable under Section 2.15) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENTS

            Each of the Lenders and the Issuing Lenders hereby irrevocably appoints each Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes each Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to such Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

            The Person serving as the U.S. Administrative Agent or the Canadian Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not an Administrative Agent hereunder.

            Neither Administrative Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) neither Administrative Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Administrative Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, neither Administrative Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. Neither Administrative Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. Neither Administrative Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Administrative Agent by the Company or a Lender, and such Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein,
(iv) the validity, enforceability, effectiveness or

                                Credit Agreement
genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agents.

            Each Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            Each Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Administrative Agent. Each Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            Either Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of such Administrative Agent (and all payments and communications provided to be made by, to or through such Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as an Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After an Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

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                                     - 85 -

            Each Lender acknowledges that it has, independently and without reliance upon either Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

            Except as otherwise provided in Section 10.02(b) with respect to this Agreement, each Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents.

                                    ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Company, BCFPI, any of the Subsidiary Borrowers, or any of the Subsidiary Guarantors, to Bowater Incorporated at 55 East Camperdown Way, Greenville, South Carolina 29602, Attention of Treasurer (Telecopy No. (864) 282-9219; Telephone No. (864) 282-9413);

            (b) if to the U.S. Administrative Agent, to it at JPMCB, Loan and Agency Services - Texas, 1111 Fannin 10th Floor, Houston, Texas 77002, Attention of Andrew Perkins (Telecopy No. (713) 750-2223 and Telephone No.
      (713) 750-3510);

            (c) if to the JPMCB as U.S. Issuing Lender, to it at JPMorgan Chase Bank, Loan and Agency Services - Texas, 1111 Fannin 10th Floor, Houston, Texas 77002, Attention of Andrew Perkins (Telecopy No. (713) 750-2223 and Telephone No. (713) 750-3510);

            (d) if to the Canadian Administrative Agent, to it at The Bank of Nova Scotia, WBO Loan Operations, 720 King Street West, 3rd Floor, Toronto, Ontario M5V 2T3, Attention of Senior Manager Agency Operations (Telecopy No. (416) 866-5991; Telephone No. (416) 866-5901);

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                                     - 86 -

            (e) if to The Bank of Nova Scotia as Canadian Issuing Lender, to it at The Bank of Nova Scotia, WBO Loan Operations, 720 King Street West, 3rd Floor, Toronto, Ontario M5V 2T3 , Attention of Senior Manager Agency Operations (Telecopy No. (416) 866-5991; Telephone No. (416) 866-5901);
      and

            (f) if to any other Issuing Lender (as Issuing Lender) or to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Company and each Administrative Agent), provided that notwithstanding the foregoing, all notices to any Borrower by any Administrative Agent or either Lender may be given to the Company, and each Administrative Agent and each Lender is authorized to rely on any notice (including notices of borrowing) given by the Company with respect to matters relating to any Borrower (and shall not be required to receive a notice from the relevant Borrower to which such matter relates). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            SECTION 10.02. Waivers; Amendments.

                  (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by either Administrative Agent, any Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agents, the Issuing Lenders and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether either Administrative Agent, any Lender or any Issuing Lender may have had notice or knowledge of such Default at the time.

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                                     - 87 -

            (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agents with the consent of the Required Lenders; provided that no such agreement (except as otherwise provided in Sections 2.19) shall

            (i) increase any Commitment of any Lender without the written consent of such Lender,

            (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,

            (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,

            (iv) change Section 2.17(d) without the consent of each Lender affected thereby,

            (v) change any of the provisions of this Section or the percentage in the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or

            (vi) except as otherwise provided in the last paragraph of this Section, release the Company, or all or substantially all of the Subsidiary Guarantors, from their guarantee obligations under Article III without the written consent of each Lender;

and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of either Administrative Agent or any Issuing Lender hereunder without the prior written consent of such Administrative Agent or such Issuing Lender, as the case may be.

            Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrowers to satisfy a condition precedent to the making of a Loan of any Class shall be effective against the Lenders of such Class for purposes of the Commitments of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification, and no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the

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                                     - 88 -

Lenders of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification.

            Notwithstanding the foregoing, upon any sale, transfer or other disposition (including by way of merger or consolidation) by the Company of any Subsidiary Guarantor in a transaction permitted hereunder pursuant to which such Subsidiary Guarantor shall cease to be a Subsidiary of the Company, the U.S. Administrative Agent is hereby authorized by each of the Lenders to (and shall, if requested by the Company, which request shall be accompanied by a certificate of the chief financial officer of the Company to the effect that the conditions of this paragraph have been satisfied) execute and deliver such instruments of release as shall be specified by the Company evidencing the release of such Subsidiary Guarantor from its obligations under this Agreement.

            SECTION 10.03. Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. The Company (and, in the case of clauses
(ii) and (iii) below, each Subsidiary Borrower) shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agents and their Affiliates, including the reasonable fees, charges and disbursements of U.S. and Canadian counsel for the Administrative Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by either Administrative Agent, any Issuing Lender or any Lender, including the fees, charges and disbursements of any counsel for either Administrative Agent, any Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof.

            (b) Indemnification by the Borrowers. Each Borrower shall indemnify each Administrative Agent, each Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Property

                                Credit Agreement
owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            Notwithstanding the foregoing, neither BCFPI nor any Foreign Subsidiary Borrower shall be required to indemnify any losses, claims, damages, liabilities and related expenses resulting from actions or omissions by the Company or any Domestic Subsidiary.

            (c) Reimbursement by Lenders. To the extent that any Borrower fails to pay any amount required to be paid by it to an Administrative Agent or an Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Administrative Agent or such Issuing Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent or such Issuing Lender in its capacity as such.

            (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

            (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

            SECTION 10.04. Successors and Assigns.

            (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Lender that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agents, the

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                                     - 90 -

Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders.

            (i) Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and LC Exposure of any Class at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

            (A) the Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, or, if an Event of Default has occurred and is continuing, any other assignee;

            (B) the applicable Administrative Agent; and

            (C) the applicable Issuing Lenders.

            (ii) Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:

            (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans and LC Exposure of any Class, the amount of the Commitment or Loans and LC Exposure of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the applicable Administrative Agent) shall not be less than U.S. $5,000,000 unless each of the Company and the applicable Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

            (B) each partial assignment of any Class of Commitments or Loans and LC Exposure shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement in respect of such Class of Commitments, Loans and LC Exposure;

            (C) the parties to each assignment shall execute and deliver to the applicable Administrative Agent an Assignment and Acceptance in substantially the form of Exhibit A hereto, together with a processing and recordation fee of U.S. $3,500 (for which the Borrowers and the Guarantors shall not be obligated and provided that only one such fee shall be payable in the event of simultaneous assignments to or from one or more affiliated Approved Funds); and

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                                     - 91 -

            (D) the assignee, if it shall not already be a Lender of the applicable Class, shall deliver to the applicable Administrative Agent an Administrative Questionnaire.

            (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) Maintenance of Registers by Administrative Agents. Each of the Administrative Agents, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York City (in the case of the U.S. Administrative Agent) and Toronto, Ontario (in the case of the Canadian Administrative Agent) a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Registers" and each individually, a "Register"). The entries in the Registers shall be conclusive, and the Borrowers, the applicable Administrative Agent, the Issuing Lenders and the Lenders may treat each Person whose name is recorded in the Registers pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Registers shall be available for inspection by the Borrowers, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the applicable Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Participations. Any Lender may, without the consent of the Borrowers, either Administrative Agent or any Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the

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                                     - 92 -

Loans and LC Disbursements owing to it); provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agents, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(d) as though it were a Lender hereunder.

            (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.16(e) as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Company with satisfactory evidence that the participation is in registered form and shall permit the Company to review such register as reasonably needed for the Company and the Borrowers to comply with their obligations under applicable laws and regulations.

            (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

            (h) No Assignments to the Company or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                                Credit Agreement

            SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that an Administrative Agent, any Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16, 3.03 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

            SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by each Administrative Agent and when the U.S. Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any of and all the obligations of any Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section

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                                     - 94 -
are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

            SECTION 10.09. Governing Law; Jurisdiction; Etc.

            (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its Property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its Properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

                                Credit Agreement

BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. Treatment of Certain Information.

                  (a) Use of Information. The Borrowers acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Company, any of the Subsidiary Borrowers or one or more of their respective Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrowers hereby authorize each Lender to share any information delivered to such Lender by the Company, any Subsidiary Borrower or any of their respective Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate of such Lender, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  (b) Confidentiality. Each of the Lenders, the Issuing Lenders and the Administrative Agents will, and will cause its affiliates, directors, officers, employees and representatives to, keep confidential, and not publish, disclose or otherwise divulge and use only in connection with this Agreement any non-public information furnished to it by the Company, any Subsidiary or any of their respective agents in respect of this Agreement that the Company (or such other Person) identifies as being confidential at the time it furnishes the same, directly or indirectly (including through J.P. Morgan Securities Inc. and The Bank of Nova Scotia), including a Confidential Information Memorandum relating to the Company (collectively, the "Information"), provided that nothing herein shall limit the disclosure of the Information (i) after the Information shall have become public (other than through a violation of this Section 10.12),
(ii) to the extent required by statute, rule, regulation or judicial process,
(iii) to counsel for any of the Lenders, any Issuing Lender or either Administrative Agent, (iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender, any Issuing Lender or the Administrative Agent), or to auditors or accountants, (v) to any Issuing Lender, any Administrative Agent or any other Lender (or to J.P. Morgan Securities Inc.),
(vi) in connection with any litigation to which any one or more of the Lenders, the Issuing Lenders or the Administrative Agents is a party, or in connection with the enforcement of rights or remedies hereunder, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (viii) after J.P. Morgan Securities Inc. and The Bank of Nova Scotia have advised the Administrative Agents in writing that it has completed its syndication efforts in respect of this Agreement, to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a Confidentiality Agreement substantially in the form of Exhibit F hereto (or

                                Credit Agreement
executes and delivers to such Lender an acknowledgement to the effect that it is bound by the provisions of this Section 10.12(b), which acknowledgement may be included as part of the respective assignment or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans or Letters of Credit hereunder); provided, further, that (x) unless specifically prohibited by applicable law or court order, each Lender, each Issuing Lender and each Administrative Agent shall, prior to disclosure thereof, notify the Company of any request for disclosure of the Information (A) by any Governmental Authority or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender or such Issuing Lender by such Governmental Authority) or (B) pursuant to legal process and (y) in no event shall any Lender, any Issuing Lender or either Administrative Agent be obligated or required to return the Information furnished by the Company. The obligations of each Lender under this Section 10.12 shall supersede and replace the obligations of such Lender under the confidentiality letter in respect of this financing signed and delivered by such Lender to the Company prior to the date hereof; in addition, the obligations of any assignee that has executed a Confidentiality Agreement in the form of Exhibit F hereto shall be superseded by this Section 10.12 upon the date upon which such assignee becomes a Lender hereunder pursuant to Section 10.04(b) hereof.

                  SECTION 10.13. Judgment Currency. This is an international loan transaction in which the specification of U.S. Dollars or Canadian Dollars, as the case may be (the "Specified Currency"), and payment in New York City or Toronto, Ontario, as the case may be (the "Specified Place"), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of each Obligor under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the applicable Administrative Agent could purchase the Specified Currency in the foreign exchange market with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Obligor in respect of any such sum due from it to the applicable Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section
10.13 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase in the foreign exchange market and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Obligor hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency from such Obligor hereunder exceeds the amount of the Specified Currency so purchased and transferred.

                                Credit Agreement

                  SECTION 10.14. USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with said Act.

                                Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    BOWATER INCORPORATED

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                    BOWATER CANADIAN FOREST PRODUCTS INC.

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                Credit Agreement

                              SUBSIDIARY GUARANTORS

                                    BOWATER ALABAMA INC.

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                    BOWATER NEWSPRINT SOUTH INC.

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                    BOWATER MISSISSIPPI LLC

                                    By: /s/ David G. Maffucci
                                    ----------------------------------
                                        Name: David G. Maffucci
                                        Title: Manager

                                    BOWATER MISSISSIPPI HOLDINGS INC.

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                    BOWATER NUWAY INC.

                                    By: /s/ William G. Harvey
                                        ------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Assistant
                                               Treasurer

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                                    - 100 -

                                    JPMORGAN CHASE BANK,
                                        individually and as U.S. Administrative
                                        Agent

                                    By  /s/ Peter S. Predun
                                        ------------------------------
                                        Name: Peter S. Predun
                                        Title: Vice President

                                    THE BANK OF NOVA SCOTIA,

                                        individually and as Canadian
                                        Administrative Agent

                                    By  /s/ William E. Zarrett
                                        ------------------------------
                                        Name: William E. Zarrett
                                        Title: Managing Director

                                Credit Agreement

                                    LENDERS

                                    BANK OF MONTREAL

                                    By: /s/ Bruce A. Pietka
                                        ------------------------------
                                        Name: Bruce A. Pietka
                                        Title: Vice President

                                    BANK OF MONTREAL

                                    By: /s/ Bruno Jarry
                                        ------------------------------
                                        Name: Bruno Jarry
                                        Title: Director

                                Credit Agreement

                                    SUNTRUST BANK

                                    By: /s/ Kelly Gunter
                                        ------------------------------
                                        Name: Kelly Gunter
                                        Title: Vice President

                                Credit Agreement

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION

                                    By: /s/ Shawn Janko
                                        ------------------------------
                                        Name: Shawn Janko
                                        Title: Vice President

                                Credit Agreement

                                    UBS LOAN FINANCE LLC

                                    By: /s/ Josalin Fernandes
                                        ------------------------------
                                        Name: Josalin Fernandes
                                        Title: Associate Director
                                               Banking Products Services, US

                                    By: /s/ Doris Mesa
                                        ------------------------------
                                        Name: Doris Mesa
                                        Title: Associate Director
                                               Banking Products Services, US

                                Credit Agreement

                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/ Jill Hall
                                        ------------------------------
                                        Name: Jill Hall
                                        Title: Vice President

                                Credit Agreement

                                    CIBC, INC

                                    By: /s/ Geraldine Kerr
                                        ------------------------------
                                        Name: Geraldine Kerr
                                        Title: Executive Director
                                               CIBC World Markets Corp. as Agent

                                Credit Agreement

                                    THE BANK OF NEW YORK

                                    By: /s/ David C. Seigel
                                        ------------------------------
                                        Name: David C. Seigel
                                        Title: Vice President

                                Credit Agreement

                                    CAROLINA FIRST BANK

                                    By: /s/ Kevin M. Short
                                        ------------------------------
                                        Name: Kevin M. Short
                                        Title: Senior Vice President

                                Credit Agreement

                                    REGIONS BANK

                                    By: /s/ Elaine B. Passman
                                        ------------------------------
                                        Name: Elaine B. Passman
                                        Title: Asst. Vice President

                                Credit Agreement

                                    THE TORONTO-DOMINION BANK

                                    By: /s/ Jill Hall
                                        ------------------------------
                                        Name: Jill Hall
                                        Title: Mngr, Credit Admin.

                                Credit Agreement

                                    CANADIAN IMPERIAL BANK OF COMMERCE

                                    By: /s/ Jens Paterson
                                        ------------------------------
                                        Name: Jens Paterson
                                        Title: Director

                                          /s/ Scott Curtis
                                        ------------------------------
                                           Scott Curtis
                                           Executive Director

                                Credit Agreement